                                  AHA INVESTMENT FUNDS, INC.
                                  ANNUAL REPORT TO SHAREHOLDERS
                                  AS OF JUNE 30, 1997

CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE

Portfolio of Investments                                                     1

    Full Maturity Fixed Income Portfolio
    Limited Maturity Fixed Income Portfolio
    Diversified Equity Portfolio
    Balanced Portfolio

Financial Statements                                                        34

Notes to Financial Statements                                               38

Report of Independent Public Accountants                                    49

Manager Discussion and Performance Graphs                                   50

    Full Maturity Fixed Income Portfolio
    Limited Maturity Fixed Income Portfolio
    Diversified Equity Portfolio
    Balanced Portfolio

                        FULL MATURITY FIXED INCOME PORTFOLIO
                              PORTFOLIO OF INVESTMENTS
                                    JUNE 30, 1997


     SHARES OR
     PRINCIPAL                                                   MARKET VALUE
     ---------                                                   -------------
     LONG-TERM OBLIGATIONS                     101.3%
     U.S. GOVERNMENT AND AGENCY OBLIGATIONS     64.9%
     ------------------------------------------------
                        United States Treasury Bonds Stripped
    $  700,000           0.000%   02/15/20 effective yield 6.25% $     146,632




                        United States Treasury Bonds
     2,700,000           9.250%   02/15/16                           3,379,220
     4,950,000           6.625%   02/15/27                           4,843,269



                        United States Treasury Notes
     1,670,000           5.125%   11/30/98                           1,651,735
       350,000           7.750%   12/31/99                             362,578
       400,000           5.625%   11/30/00                             392,000
       300,000           6.625%   07/31/01                             303,094
     1,700,000           6.625%   03/31/02                           1,715,939
       616,000           6.500%   05/31/02                             618,503
       695,000           5.750%   08/15/03                             671,327

                        United States Treasury Inflation Index
     1,905,924           3.375%   01/15/07                           1,861,254




                        Federal Home Loan Mortgage Corporation
       203,347           8.750%   04/01/09                             209,543
        88,403          10.500%   01/01/10                              97,051
       394,720           9.300%   04/15/19                             416,781
       700,000           7.000%   09/15/21                             695,506
       438,294           7.000%   05/01/24                             433,101
       462,692           6.500%   03/01/26                             444,314

                        Federal National Mortgage Association
                        (mortgage-backed securities)
       865,328           9.500%   07/25/19                             921,822
       600,000           7.600%   11/25/19                             610,166
       800,000           7.000%   04/25/20                             797,648
       712,094           6.500%   09/25/20                             698,643
       523,000           7.500%   09/25/20                             528,584
       814,385           7.000%   10/25/20                             812,773


    The accompanying notes to the financial statements are an integral part of this schedule.

                             PORTFOLIO OF INVESTMENTS


     SHARES OR
     PRINCIPAL                                                    MARKET VALUE
     ---------                                                    ------------
     LONG-TERM OBLIGATIONS (CONTINUED)
     U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
     --------------------------------------------------
                        Federal National Mortgage Association
                        (mortgage-backed securities) (Continued)
$    1,577,958           7.000%   01/25/21                       $   1,574,837
       800,000           8.000%   02/25/21                             822,604
       906,048           8.500%   09/25/21                             940,941
       320,156           9.500%   02/01/25                             344,719
       351,448           7.000%   05/01/26                             345,115
       370,396           7.000%   06/01/26                             363,721
        64,265           7.000%   10/01/26                              63,107
       796,473           7.000%   12/01/26                             781,954
     2,813,181           7.000%   03/01/27                           2,760,486
       899,500           7.500%   06/01/27                             902,873


                        Government National Mortgage Association
                        (mortgage-backed securities)
       439,355           9.500%   12/15/17                             476,805
       574,660           7.125%   08/20/23                             593,003
       169,005           6.500%   11/15/23                             163,149
       218,221           6.500%   01/15/24                             210,356
                                                                       -------
    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                    32,955,153





    ASSET BACKED OBLIGATIONS                    12.1%
                        Advanta Credit Card Master Trust
       675,000           6.050%   08/01/03  Series 1995-F              667,913

                        Asset Security Corporation
       195,543           7.100%   08/13/29  Series 1996-D              197,987

                        Capital Equipment Trust
       600,000           6.280%   06/15/00  Series 1996-1              600,234

                        Chase Commingled Mortgage Security
       508,000           7.370%   02/19/07  Series 1995-2              522,224


     The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


     SHARES OR
     PRINCIPAL                                                    MARKET VALUE
     ---------                                                    -------------
     LONG-TERM OBLIGATIONS (CONTINUED)
     ASSET BACKED OBLIGATIONS (CONTINUED)
     ------------------------------------

                        Chevy Chase Home Loan
     $ 500,000           7.150%   05/15/15  Series 1996-1        $     502,970

                        Ford Motor Credit Company
        19,865           4.300%   07/15/98 Series 1993-B                19,865
       180,000           7.700%   05/15/97 Series 1995-A               182,102
       500,000           6.500%   08/15/00 Series 1995-A               500,435
       250,000           9.500%   09/15/11 Series 1996-A               300,258

                        Nomura Asset Securities Corporation
       200,000           7.120%   04/13/36 Series 1996-M               201,156

                        Premier Auto Trust
       510,715           4.900%   12/15/98 Series 1993-30A             510,705

                        Resolution Trust Corporation
       529,261           6.651%   04/25/22  Series 1992-9              523,614
       441,198           7.500%   08/25/23                             444,149
       500,024           6.904%   06/25/24                             502,524

                        Rural Housing Trust
       125,498           3.330%   04/01/26 Series 1987-1               118,646

                        Standard Credit Card Trust Series 1993-2
        65,000           8.250%   11/07/01                              68,693
       250,000           5.950%   10/07/04                             239,818
                                                                       -------
    TOTAL ASSET BACKED OBLIGATIONS                                   6,103,293



    CORPORATE OBLIGATIONS                       24.3%

    BANKS                   2.0%
                        Midland Bank
       375,000           6.950%   03/15/11                             360,877


     The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL                                                     MARKET VALUE
    ---------                                                     ------------
    LONG-TERM OBLIGATIONS (CONTINUED)
    CORPORATE OBLIGATIONS  (CONTINUED)
    BANKS  (CONTINUED)
    ------------------
                        National Bank of Detroit
   $   220,000           8.250%   11/01/24                       $     245,406

                        NCNB Corporation
       325,000          10.200%   07/15/15                             409,078
                                                                       -------
                                                                     1,015,361

    CHEMICAL                0.6%
                        Rohm & Haas
       250,000           9.500%   04/01/21                             280,407


    COMMUNICATION           0.9%
                        Continental Cablevision Incorporated
       200,000           8.875%   09/15/05                             220,007
       200,000           9.000%   09/01/08                             224,318
                                                                       -------
                                                                       444,325

    DISTRIBUTION            0.7%
                        Federal Express Corporation
       300,000           9.650%   06/15/12                             366,742

    ELECTRIC                2.2%

       800,000          11.750%   02/01/12                           1,107,744

    FINANCIAL               7.1%
                        Auburn Hills Trust
       280,000          12.000%   05/01/20                             419,565

                        British Aerospace Financial
       650,000           7.500%   07/01/27                             642,473

                        GEICO Corporation
       125,000           9.150%   09/15/21                             138,125

    The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL                                                     MARKET VALUE
    ---------                                                     ------------
    LONG-TERM OBLIGATIONS (CONTINUED)
    CORPORATE OBLIGATIONS  (CONTINUED)
    FINANCIAL (CONTINUED)
    ---------------------
                        General Motors Acceptance Corporation
   $   800,000           0.000%   06/15/15 effective yield 6.35% $     208,257

                        Green Tree Financial Corporation
       442,141           6.900%   02/15/04                             440,478
       353,112           7.850%   07/15/04                             357,802

                        JPM Capital Trust
        50,000           7.950%   02/01/27                              49,995

                        Lehman Brothers Incorporated
       375,000          11.625%   05/15/05                             470,811

                        Paine Webber Incorporated
       150,000           6.730%   01/20/04                             146,487

                        Security Pacific Corporation
       200,000          11.000%   03/01/01                             226,923

                        Zurich Capital Trust
       500,000           8.376%   06/01/37                             518,092
                                                                       -------

                                                                     3,619,008
    INDUSTRIAL              2.1%
                        Caterpillar Incorporated
     1,000,000           9.750%   06/01/19                           1,084,627

    PAPER                   0.4%
                        Georgia Pacific Corporation
       200,000           9.625%   03/15/22                             220,269

    RAILROAD                2.1%
                        Louisville & Nashville Railroad
       600,000           3.375%   04/01/03                             494,804

                        Hocking Valley Railway
       570,000           4.500%   07/01/99                             549,163
                                                                       -------
                                                                     1,043,967

    The accompanying notes to the financial statements are an integral part of this schedule.

                                    PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL                                                     MARKET VALUE
    ---------                                                     ------------
    LONG-TERM OBLIGATIONS (CONTINUED)
    CORPORATE OBLIGATIONS  (CONTINUED)
    ---------------------------------

    RETAIL STORES       1.2%
                        Dayton Hudson Corporation
   $   286,000          10.000%   01/01/11                       $     350,876

                        J.C. Penney Incorporated
       250,000           9.750%   06/15/21                             275,173
                                                                       -------
                                                                       626,049

    TELECOMMUNICATION       2.3%
                        GTE Corporation
       900,000          10.750%   09/15/17                             954,621

                        TCI Communications Incorporated
       220,000           8.750%   08/01/15                             231,324
                                                                       -------
                                                                     1,185,945


    UTILITIES               1.6%
                        Korea Electric Power
        50,000           7.750%   04/01/13                              50,810


                        Long Island Lighting Financial
       400,000           9.625%   07/01/24                             412,116


                        System Energy Resource
       382,667           7.430%   01/15/11                             374,008
                                                                       -------
                                                                       836,934

    MISCELLANEOUS           1.1%
                        News American Holdings
       100,000           8.250%   10/17/96                              98,901
       400,000           8.875%   04/26/23                             429,795
                                                                       -------
                                                                       528,696
                                                                       -------
    TOTAL CORPORATE OBLIGATIONS                                     12,360,074
                                                                    ----------
    TOTAL LONG-TERM OBLIGATIONS (COST $51,456,295)                  51,418,520
                                                                    ----------


    The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS

    SHARES OR
    PRINCIPAL                                                     MARKET VALUE
    ---------                                                     ------------
    SHORT-TERM OBLIGATIONS    2.1%
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS     0.4%
    --------------------------------------
                        U.S. Treasury Bills
(A)$   200,000           5.240%   08/21/97                       $     198,532
                                                                       -------
    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                       198,532

    DEMAND NOTES                      1.7%
                        American Family Demand Note
         2,700           5.256%   12/31/31                               2,700

                        General Mills Demand Note
        32,823           5.245%   12/31/31                              32,823

                        Johnson Controls Demand Note
       671,459           5.276%   12/31/31                             671,459

                        Pitney Bowes Demand Note
        30,905           5.255%   12/31/31                              30,905

                        Warner Lambert Demand Note
        56,135           5.226%   12/31/31                              56,135

                        Wisconsin Electric Demand Note
        92,790           5.296%   12/31/31                              92,790
                                                                        ------
    TOTAL DEMAND NOTES                                                 886,812
    TOTAL SHORT-TERM OBLIGATIONS                                       -------
    (AMORTIZED COST  $1,085,344)                                     1,085,344
                                                                     ---------

    TOTAL INVESTMENTS
    (COST BASIS $52,541,639)        103.4%                          52,503,864

    CASH AND OTHER ASSETS, LESS
      LIABILITIES                    -3.4%                         (1,707,579)
                                                                   -----------
    TOTAL NET ASSETS                100.0%                       $  50,796,285
                                                                    ----------
                                                                    ----------


    The accompanying notes to the financial statements are an integral part of this schedule.

                               PORTFOLIO OF INVESTMENTS



(A) $100,000 OF U.S. TREASURY BILLS PLEDGED AS MARGIN FOR FUTURES CONTRACTS. THE PORTFOLIO HAD THE FOLLOWING OPEN FUTURES CONTRACTS AT JUNE 30, 1997:


    OPEN  FUTURES  CONTRACTS:

                                                                          UNREALIZED
                          NUMBER OF    PRINCIPAL                          GAINS (LOSSES)
    TYPE                  CONTRACTS    AMOUNT    POSITION  EXPIRATION     JUNE 30, 1997
    ----                  ---------    ------    --------  ----------     -------------
5 Year Treasury Notes            20    20,000    Short     September 1997      ($18,275)

10 Year U.S. Treasury Notes      17    17,000    Short     September 1997         9,967
                                                                               --------
                                                                                ($8,308)
                                                                               --------
                                                                               --------





The accompanying notes to the financial statements are an integral part of this schedule.

                       LIMITED MATURITY FIXED INCOME PORTFOLIO
                               PORTFOLIO OF INVESTMENTS
                                    JUNE 30, 1997

  SHARES OR
  PRINCIPAL                                                        MARKET VALUE
  ---------                                                        ------------
  LONG-TERM OBLIGATIONS                           98.1%
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS          64.6%
----------------------------------------
                   United States Treasury Notes
$  8,160,000        5.875%   08/15/98                             $   8,160,007
   7,215,000        6.000%   09/30/98                                 7,224,025
  12,775,000        5.125%   12/31/98                                12,627,294
  13,895,000        5.875%   03/31/99                                13,864,610
   4,740,000        6.375%   05/15/99                                 4,765,183
   1,000,000        6.000%   08/15/99                                   997,813
  13,915,000        6.875%   08/31/99                                14,128,079
   8,250,000        7.875%   11/15/99                                 8,556,800
   5,285,000        7.750%   01/31/00                                 5,478,235
   4,270,000        6.375%   05/15/00                                 4,287,349
   9,945,000        6.875%   03/31/00                                10,109,718

                   Federal National Mortgage Association
                   (mortgage-backed securities)
     880,000        5.280%  03/01/99                                    869,553
                                                                   ------------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                       91,068,666

  ASSET BACKED OBLIGATIONS             7.6%
  ------------------------
                   Chase Manhattan Grantor
    860,000          6.730%   02/15/02  Series 1996-4                   869,271
  2,126,115          6.610%   09/15/02  Series 1996-B                 2,145,144

                   Ford Credit Auto Loan Master
  2,120,000          5.500%   02/15/03  Series 1996-1                 2,047,030

                   Navistar Financial
  1,065,117          6.350%   11/15/02 1996-A                         1,071,508
  2,210,000          6.330%   04/21/03 1996-B                         2,214,619

                   Olympia Auto Receivable Trust
    467,073          6.200%   01/15/02                                  469,058
                   Western Financial Grantor Trust
    650,000          6.400%   07/20/02                                  648,376

                   World Omni Auto Lease
  1,300,000          6.850%   06/25/03 1997-A                         1,316,224
                                                                   ------------

  TOTAL ASSET BACKED OBLIGATIONS                                     10,781,230

The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


  SHARES OR
  PRINCIPAL                                                        MARKET VALUE
  ---------                                                        ------------
  LONG-TERM OBLIGATIONS (CONTINUED)
  CORPORATE OBLIGATIONS                  25.9%
  BANKS                2.2%
  ------------------------
                   National Australia Bank
$ 3,000,000          9.700%   10/15/98                            $   3,127,470




COMPUTERS & OFFICE EQUIPMENT                       1.1%
  Xerox Corporation
  1,500,000         6.840%   06/01/00                                 1,508,937


FINANCIAL                 22.0%
                   Associates Corporation
  2,050,000          6.680%   09/17/99                                2,063,335
    700,000          7.450%   03/30/00                                  715,060
  1,400,000          6.375%   06/15/00                                1,394,865

                   Caterpillar Financial Service
    670,000          6.110%   07/15/99                                  666,663

                   Commercial Credit
  2,100,000          6.750%   05/15/00                                2,110,323

                   Ford Credit Grantor Trust
  2,000,000          7.900%   05/17/99  Series 1996-1                 2,053,338
    525,000          7.470%   07/29/99  Series 1996-1                   535,420
    810,000          7.600%   03/29/00  Series 1996-1                   830,509

                   Fleet Financial Group
  2,125,000          6.000%   10/26/98                                2,119,405

                   General Electric Capital Corporation
  3,850,000          8.100%   01/26/99                                3,964,405




The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


  SHARES OR
  PRINCIPAL                                                        MARKET VALUE
  ---------                                                        ------------
  LONG-TERM OBLIGATIONS (CONTINUED)
  CORPORATE OBLIGATIONS  (CONTINUED)
  FINANCIAL  (CONTINUED)
  ----------------------------------
                   General Motors Acceptance Corporation
                    Grantor Trust
$ 1,000,000          5.625%   10/22/98                            $     993,563
    430,000          6.450%   04/15/99                                  431,009
  1,150,000          7.375%   06/09/99                                1,171,051
  1,000,000          7.500%   05/25/00                                1,024,113


                   Household Financial Corporation
  2,300,000          6.250%   04/01/99                                2,294,480


                   International Lease Financial Corporation
    600,000          5.980%   11/16/98                                  598,032
  1,000,000          6.600%   07/06/99                                1,002,817
  1,900,000          6.650%   04/01/00                                1,910,547


                   Norwest Financial Corporation
  1,260,000          8.500%   08/15/98                                1,292,313
  2,050,000          7.250%   03/15/00                                2,087,761


                   Travelers/Aetna P&C
  1,780,000          6.750%   09/01/99                                1,791,676
                                                                   ------------
                                                                     31,050,685


  UTILITIES        0.6%
                   Pacific Gas & Electric
  800,000            5.375%   08/01/98                                  794,084
                                                                   ------------
  TOTAL CORPORATE OBLIGATIONS                                        36,481,176
                                                                   ------------
  TOTAL LONG-TERM OBLIGATIONS
  (COST $138,013,439)                                               138,331,072
                                                                   ------------


The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


  SHARES OR
  PRINCIPAL                                                        MARKET VALUE
  ---------                                                        ------------
  SHORT-TERM OBLIGATIONS                    0.5%
  COMMERCIAL PAPER                          0.5%
  ----------------------
                   Merrill Lynch & Company
$ 663,000            5.530%   07/01/97                            $     663,000
                                                                   ------------
  TOTAL SHORT-TERM OBLIGATIONS
  (AMORTIZED COST $663,000)                                             663,000
                                                                   ------------

  TOTAL INVESTMENTS
  (COST BASIS $138,676,439)                 98.6%                   138,994,072

  CASH AND OTHER ASSETS, LESS
    LIABILITIES                              1.4%                     2,029,303
                                                                   ------------
  TOTAL NET ASSETS                         100.0%                 $ 141,023,375
                                                                   ------------
                                                                   ------------







The accompanying notes to the financial statements are an integral part of this schedule.

                            DIVERSIFIED EQUITY PORTFOLIO
                              PORTFOLIO OF INVESTMENTS
                                    JUNE 30, 1997
    SHARES OR
    PRINCIPAL
    EQUITIES                      98.1%                           MARKET VALUE
    AEROSPACE & DEFENSE            0.7%                           ------------
    -------------------
           600          Allied-Signal Incorporated               $      50,400
         1,842          Boeing Incorporated                             97,741
           700          Lockheed Martin Corporation                     72,494
           400          McDonnell Douglas Corporation                   27,400
         1,100          Raytheon Company                                56,100
           900          Rockwell International Corporation              53,100
           400          Textron Incorporated                            26,550
         1,200          United Technologies Corporation                 99,600
                                                                        ------
                                                                       483,385
    AIR TRANSPORTATION             0.2%
         1,200          Delta Airlines                                  98,400
           800          US Airways Group, Incorporated                  28,000
                                                                        ------
                                                                       126,400

    AUTOMOTIVE                     4.3%
           200          Aeroquip-Vickers, Incorporated                   9,450
        14,100          Chrysler Corporation                           462,656
        22,600          Ford Motor Company                             853,150
         3,900          General Motors Corporation                     217,181
         6,300          Genuine Parts Company                          213,413
        28,000          Lear Corporation                             1,242,500
           400          TRW Incorporated                                22,725
                                                                        ------
                                                                     3,021,075

    BANKS                          6.2%
         5,300          Bank of New York Corporation                   230,550
         8,000          BankAmerica Corporation                        516,500
         1,800          Barnett Banks Incorporated                      94,500
         3,900          Chase Manhattan                                378,544
         6,400          Citicorp                                       771,600
         1,000          Comerica Incorporated                           68,000
        47,500          Corporation Bancaria Espana ADR              1,347,813
         2,900          First Union Corporation                        268,250
         1,200          Keycorp                                         67,050
         1,600          Mellon Bank Corporation                         72,200
           900          Morgan (J.P.) & Company                         93,938
         6,300          NationsBank Corporation                        406,350
           900          Norwest Corporation                             50,625
                                                                        ------
                                                                     4,365,920

    The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    BASIC INDUSTRIES               1.7%                           ------------
    ----------------
         3,200          Aluminum Company of America                 $  241,200
           300          Asarco Incorporated                              9,188
         3,600          Crane Company                                  150,525
           200          Harnischfeger                                    8,300
         7,700          3M Company                                     785,400
                                                                       -------
                                                                     1,194,613

    BUSINESS SERVICE               1.8%
           300          Cisco Systems Incorporated                      20,138
           950          Computer Associates
                         International Incorporated                     52,903
           100          John H. Harland Company                          2,281
           400          Moore Corporation                                7,875
           900          National Service Ind. Incorporated              43,819
        38,200          Wallace Computer Services Incorporated       1,148,388
                                                                     ---------
                                                                     1,275,404

    CHEMICALS                      2.2%
         2,200          Dow Chemical Company                           191,675
         1,600          Eastman Chemical Company                       101,600
        14,600          E.I. duPont de Nemours and Company             917,975
         1,100          Monsanto Company                                47,369
         1,100          PPG Industries                                  63,938
         1,200          Rohm & Haas Company                            108,075
         5,800          Safety Kleen                                    97,875
                                                                        ------
                                                                     1,528,507

    COMMUNICATION                  1.8%
           700          Comcast Corporation                             14,963
           400          Dow Jones & Company                             16,075
           600          Gannett Company Incorporated                    59,250
         1,000          Harcourt General Incorporated                   47,625
           800          Interpublic Group Companies                     49,050
        20,000          New York Times                                 990,000
           700          Time Warner Incorporated                        33,775
           600          Tribune Company                                 28,838
                                                                        ------
                                                                     1,239,576


    The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    COMPUTERS & OFFICE EQUIPMENT   7.4%                           ------------
    ----------------------------
        59,199          Astra ADR                                $   1,124,781
           400          Compaq Computers Corporation                    39,700
           400          Dell Computer Corporation                       46,975
         1,700          EMC Corporation Massachusetts                   66,300
           700          Honeywell Incorporated                          53,113
        24,400          International Business
                          Machines Corporation                       2,200,575
         5,000          Pitney Bowes Incorporated                      347,500
           400          Seagate Technology Incorporated                 14,075
        16,800          Xerox Corporation                            1,325,100
                                                                     ---------
                                                                     5,218,119


    CONGLOMERATE                   0.1%
           400          Tenneco Incorporated                            18,075
           800          TYCO International LTD                          55,650
                                                                        ------
                                                                        73,725

    CONSTRUCTION                   1.0%
         1,600          Johnson Controls                                65,700
        15,000          Masco Corporation                              626,250
                                                                       -------
                                                                       691,950

    CONSUMER DURABLES              0.2%
         1,500          Brunswick Corporation                           46,875
           800          Eastman Kodak                                   61,400
           600          Hasbro Incorporated                             17,025
         1,300          Mattel Company                                  44,038
                                                                        ------
                                                                       169,338


    CONSUMER NON-DURABLES          5.5%
        24,500          American Greetings Company                     909,563
         3,700          American Stores Company                        182,688
         2,000          Avon Products Incorporated                     141,125
        14,300          Bandag Incorporated                            700,700
           500          Beverly Enterprises                              8,125


The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    CONSUMER NON-DURABLES- (CONTINUED)                            ------------
    ----------------------------------
           100          B.F. Goodrich Company                    $       4,331
           600          Clorox                                          79,200
           200          Colgate Palmolive Company                       13,050
           700          Corning Corporation                             38,938
           600          International Flavors &
                          Fragrances Incorporated                       30,300
        55,000          Nellcor Puritan Bennett, Incorporated          996,875
           200          Procter & Gamble Company                        28,250
         5,900          Warner-Lambert Company                         733,075

                                                                       -------
                                                                     3,866,220


    CONTAINER                      3.0%
         1,000          Bemis Company                                   43,250
        21,500          Crown Cork & Seal                            1,148,906
        30,000          Owens Illinois Incorporated*                   930,000
           100          Stone Container Corporation                      1,431
                                                                         -----
                                                                     2,123,587

    ELECTRONICS                    5.2%
        25,000          AMP Incorporated                             1,043,750
         4,400          General Electric Company                       287,650
           200          Grainger WW Incorporated                        15,638
         7,600          Intel Corporation                            1,077,775
           100          Tektronix Incorporated                           6,000
        42,000          Vishay Intertechnology Incorporated          1,215,375
                                                                     ---------
                                                                     3,646,188

    ENERGY & RELATED
    (RAW MATERIALS)                0.2%
         1,100          Halliburton Company                             87,175
         2,800          Occidental Petroleum Corporation                70,175
                                                                        ------
                                                                       157,350

    ENTERTAINMENT & LEISURE        0.2%
         3,700          Service Corporation International              121,638



    The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    FINANCIAL COMPANY              1.5%                           ------------
    -----------------
         1,100          Ahmanson H.F. & Company                  $      47,300
           400          Household International Incorporated            46,975
         4,200          Merrill Lynch Company                          250,425
         1,700          Salomon Incorporated                            94,563
         9,400          Travelers Group Incorporated                   592,788
                                                                       -------
                                                                     1,032,051

    FINANCIAL SERVICE              3.6%
        20,200          Fannie Mae                                     881,225
           800          MBNA Corporation                                29,300
         4,570          Morgan Stanley Group Incorporated              196,796
        15,500          Student Loan Corporation                       657,781
         6,200          Student Loan Marketing Association             787,400
                                                                       -------
                                                                     2,552,502

    FOOD, BEVERAGES & TOBACCO      5.9%
        23,600          Anheuser-Busch Companies, Incorporated         989,725
         8,300          Brown Foreman Class B                          405,144
         3,200          Campbell Soup                                  160,000
         7,300          Coca-Cola Company                              492,750
         3,000          Conagra Incorporated                           192,375
           300          General Mills                                   19,538
         1,300          H J Heinz Company                               59,963
         1,900          Kellogg Company                                162,688
         4,000          Loews Corporation                              400,500
        41,500          McCormick and Company                        1,047,875
           800          Pepsico Incorporated                            30,050
           400          Quaker Oats                                     17,950
         1,700          Seagrams LTD                                    68,425
         1,500          Wrigley Wm.  Jr. Company                       100,500
                                                                       -------
                                                                     4,147,483

    GOLD & PRECIOUS METALS         0.1%
           900          Barrick Gold Corporation                        19,800
         1,300          Freeport McMoran Copper                         40,463
           200          Homestake Mining Company                         2,613
           600          Placer Dome Incorporated                         9,825
                                                                         -----
                                                                        72,701

    The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    HEALTH CARE                    9.7%                           ------------
    -----------
        30,900          Abbott Labs Company                      $   2,062,575
         1,800          American Home Products Corporation             137,700
        25,900          Baxter International Incorporated            1,353,275
           600          Becton Dickinson & Company                      30,375
         5,000          Bristol Meyers/ Squibb                         405,000
         1,200          Boston Scientific Corporation                   73,725
         1,800          Johnson & Johnson                              115,875
         2,100          Lilly Eli & Company                            229,556
           900          Medtronic Incorporated                          72,900
         2,800          Merck & Company                                289,800
         1,200          Pfizer Incorporated                            143,400
        25,500          Pharmacia & Upjohn Incorporated                886,125
         9,800          Schering Plough Corporation                    469,175
        15,000          St. Jude Medical *                             585,000
           600          U.S. Surgical Corporation                       22,350
                                                                        ------
                                                                     6,876,831


    INSURANCE                      2.9%
           217          Aegon NV ADR's                                  15,218
         8,201          Allstate Corporation                           598,673
         5,000          American International
                          Group Incorporated                           746,875
           300          General Re Corporation                          54,600
         6,000          Progressive Corporation Ohio                   522,000
           500          Providian Financial Corporation                 16,063
         1,200          Transamerica Corporation                       112,275
           600          USF&G                                           14,400
                                                                        ------
                                                                     2,080,104


    METAL & MINERAL                1.4%
         1,890          Allegheny Teledyne Incorporated                 51,030
           400          Armco Incorporated                               1,550
        25,000          Minerals Technologies, Incorporated            937,500
           500          USX- US Steel                                   17,531
                                                                        ------
                                                                     1,007,611


    The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    PAPER & FOREST PRODUCTS        1.9%                           ------------
    -----------------------
        59,000          Asia Pulp & Paper Company *              $     892,375
         1,400          Avery Dennison Corporation                      56,175
           476          International Paper                             23,116
         4,400          Kimberly Clark                                 218,900
         2,900          Weyerhaeuser Company                           150,800
                                                                       -------
                                                                     1,341,366

    PETROLEUM                      9.5%
           700          Amoco Corporation                               60,856
           600          Ashland Incorporated                            27,825
         2,800          Atlantic Richfield                             197,400
         3,500          Enron                                          142,844
        11,200          Exxon Corporation                              688,800
           400          Kerr-McGee Company                              25,350
         5,800          Mobil Corporation                              405,275
         6,300          Phillips Petroleum Company                     275,625
        42,000          Reading and Bates Corporation*               1,123,500
         8,400          Royal Dutch Petroleum Co. N.Y.-ADR             456,750
           400          Schlumberger                                    50,000
         1,800          Texaco                                         195,750
        15,000          Transocean Offshore, Incorporated            1,089,375
           300          Unocal Corporation                              11,644
           200          USX Marathon Group                               5,775
        51,000          Western Gas Resource, Incorporated             994,500
        30,000          YPF S.A. ADR                                   922,500
                                                                       -------
                                                                     6,673,769

    POLLUTION CONTROL              0.1%
         1,900          Waste Management Incorporated                   61,038

    RAILROADS                      0.6%
         1,200          Burlington Northern Incorporated               107,850
         2,400          CSX Corporation                                133,200
         1,800          Norfolk Southern Company                       181,350
                                                                       -------
                                                                       422,400
    RESTAURANTS                    1.5%
        30,000          Darden Restaurants, Incorporated               271,875
        88,000          Ryan's Family Steak Houses Incorporated*       753,500
                                                                       -------
                                                                     1,025,375

    The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    RETAIL STORES                  4.7%                           ------------
    -------------
           400          Albertson's Incorporated                     $  14,600
         4,800          Dayton Hudson Corporation                      255,300
         1,800          Longs Drug Stores                               47,137
         2,500          May Department Stores                          118,125
        70,000          Office Depot                                 1,360,625
         1,200          Rite Aid Corporation                            59,850
         2,800          Sears Roebuck & Company                        150,500
         1,300          Supervalu Incorporated                          44,850
           400          Tandy Corporation                               22,400
        47,000          The Limited LTD.                               951,750
           500          Wal-Mart Stores Incorporated                    16,906
         3,900          Walgreen Company                               209,138
         1,200          Winn-Dixie Stores Incorporated                  44,700
                                                                        ------
                                                                     3,295,881
    SERVICES                       1.4%
         4,900          Caterpillar Incorporated                       526,138
         1,800          Cooper Industries                               89,550
           900          Ingersoll Rand Company                          55,575
         5,600          John Deere & Company                           307,300
                                                                       -------
                                                                       978,563
    SOFTWARE                       0.3%
           800          Microsoft Corporation                          101,100
         3,100          Sun Microsystems*                              115,378
                                                                       -------
                                                                       216,478
    TECHNOLOGY                     1.3%
           600          Harris Corporation                              50,400
        10,600          Hewlett-Packard Company                        593,600
           900          Micron Technology Incorporated                  35,944
         2,100          Northern Telecom                               191,100
           400          Texas Instruments                               33,625
           600          Thomas & Betts Company                          31,538
                                                                        ------
                                                                       936,207

    TELECOMMUNICATION              3.4%
        41,000          Airtouch Communications                      1,122,375
        17,108          Ascent Entertainment Group                     156,111
           200          Cabletron Systems                                5,663

    The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    TELECOMMUNICATION (CONTINUED)                                 ------------
    -----------------------------
        35,000          COMSAT Corporation                             833,438
         1,437          Lucent Technologies                            103,554
         2,300          Motorola Incorporated                          174,800
           400          Tellabs Incorporated                            22,350
                                                                        ------
                                                                     2,418,291

    TEXTILE & APPAREL              0.1%
         1,500          CVS Corporation                                 76,875
           100          VF Corporation                                   8,475
                                                                         -----
                                                                        85,350

    TRUCKING                       0.1%
         3,200          Ryder System                                   105,600

    UTILITIES-ELECTRIC             0.9%
         1,400          Baltimore Gas & Electric Company                37,363
         2,100          Carolina Power & Light Company                  75,338
         1,700          Consolidated Edison                             50,044
         3,000          DTE Energy Company                              82,875
           400          Edison International                             9,950
         1,800          Houston Industries                              38,588
         1,000          Ohio Edison                                     21,813
         1,600          PECO Energy Company                             33,600
         2,800          Pacific Gas & Electric                          67,900
         6,600          Pacificorp                                     145,200
         1,000          People's Energy Corporation                     37,438
         1,700          Public Service Enterprises                      42,500
                                                                       -------
                                                                       642,609
    UTILITIES-TELEPHONE            4.7%
         1,000          Alltell Corporation                             33,438
         4,300          AT&T Corporation                               150,769
        17,900          Ameritech Corporation                        1,216,081
         4,300          Bell Atlantic Corporation                      326,263
         6,400          Bell South Corporation                         296,800
         9,700          GTE Corporation                                425,588
         8,560          SBC Communication Incorporated                 529,650
         2,000          Sprint Corporation                             105,250
         6,600          US West Incorporated                           248,738
                                                                       -------
                                                                     3,332,577

    The accompanying notes to the financial statements are an integral part of this schedule.

                              PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    MISCELLANEOUS                  0.8%                           ------------
    -------------
           300          3 Com Corporation                            $  13,500
         5,700          PP&L Resources Incorporated                    113,644
         2,400          Unilever                                       523,179
                                                                       -------
                                                                       650,323

    TOTAL COMMON STOCK (COST $53,049,467)                           69,258,105

    SHORT-TERM OBLIGATIONS         1.9%

    DEMAND NOTES                   1.9%
                        American Family Demand Note
   $   619,699          5.256%   12/31/31                              619,699

                        Johnson Controls Demand Note
       508,228          5.276%   12/31/31                              508,228

                        Wisconsin Electric Demand Note
       229,068          5.296%   12/31/31                              229,068
                                                                       -------
    TOTAL SHORT-TERM OBLIGATIONS
    (AMORTIZED COST $1,356,995)                                      1,356,995
                                                                     ---------


    TOTAL INVESTMENTS
    (COST BASIS $54,406,462)     100.0%                             70,615,100

    CASH AND OTHER ASSETS, LESS
   LIABILITIES                    (0.0%)                               (24,702)
                                                                        ------

    TOTAL NET ASSETS          100.0%$                               70,590,398
                                                                    ----------
                                                                    ----------






*   NON-INCOME PRODUCING STOCKS.
The accompanying notes to the financial statements are an integral part of this schedule.

                                 BALANCED PORTFOLIO
                              PORTFOLIO OF INVESTMENTS
                                    JUNE 30, 1997

    SHARES OR
    PRINCIPAL
    EQUITIES                      68.0%                           MARKET VALUE
    AEROSPACE & DEFENSE            0.7%                           ------------
    -------------------
         2,000          Boeing                                   $     106,125
         1,800          Textron Incorporated                           119,475
         1,600          United Technologies Corporation                132,800
                                                                       -------
                                                                       358,400

    AUTOMOTIVE                     2.8%
        12,000          Ford Motor Company                             453,000
        22,700          Lear Seating Corporation *                   1,007,313
                                                                     ---------
                                                                     1,460,313

    BANKS                          3.6%
         4,400          Bank of New York                               191,400
         3,000          Citicorp361,688
        33,000          Corp Bancaria Espana ADR                       936,375
         1,400          First Union Corporation                        129,500
         2,200          Mellon Bank Corporation                         99,275
         2,600          Nations Bank Corporation                       167,700
                                                                       -------
                                                                     1,885,938

    BUSINESS SERVICES              1.8%
         2,100          Ceridian Corporation                            88,725
         1,900          Cisco Systems Incorporated*                    127,538
        24,000          Wallace Computer Services Incorporated
                                                                       721,500
                                                                       937,763
    CAPITAL GOODS                  0.7%
         1,200          Caterpillar Incorporated                       128,850
         1,400          Parker Hannifin                                 84,963
         6,600          Philip Services Corporation                    104,775
           900          Reynolds Metals                                 64,125
                                                                        ------
                                                                       382,713

    CHEMICALS                      0.3%
         2,100          E.I. duPont de Nemours and Company             132,038

    COMMUNICATION                  1.4%
        13,000          New York Times                                 643,500
         1,900          Time Warner Incorporated                        91,675
                                                                        ------
                                                                       735,175

    The accompanying notes to the financial statements are an integral part of this schedule.

                               PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    COMPUTERS & OFFICE EQUIPMENT   4.2%                           ------------
    ----------------------------
        39,999          Astra ADR                                $     759,981
           600          Dell Computer Corporation                       70,463
         7,000          International Business
                          Machines Corporation                         631,313
         9,000          Xerox Corporation                              709,875
                                                                       -------
                                                                     2,171,632

    CONSTRUCTION                   1.5%
         1,800          Cooper Cameron Corporation                      84,150
        17,000          Masco Corporation                              709,750
                                                                       -------
                                                                       793,900


    CONSUMER DURABLES              0.8%
         2,800          Colgate Palmolive Company                      182,700
         2,500          Gillette Company                               236,875
                                                                       -------
                                                                       419,575

    CONSUMER NON-DURABLES          4.4%
        19,000          American Greetings Company                     705,375
         1,400          Armstrong World                                102,725
        13,000          Bandag Incorporated                            637,000
         1,900          Corning Corporation                            105,688
        40,000          Nellcor Puritan Bennett, Incorporated          725,000
                                                                       -------
                                                                     2,275,788


    CONTAINER                      2.5%
        12,700          Crown Cork & Seal                              678,656
        20,000          Owens Illinois Incorporated *                  620,000
                                                                       -------
                                                                     1,298,656

    ELECTRONICS                    3.6%
        17,500          AMP Incorporated                               730,625
         3,100          General Electric Company                       202,663
        28,875          Vishay Intertechnology Incorporated            835,570
           600          Intel Corporation                               85,088
                                                                        ------
                                                                     1,853,946

    The accompanying notes to the financial statements are an integral part of this schedule.

                               PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    ENERGY & RELATED                                              ------------
    ENERGY & RELATED (DOMESTIC)    1.8%
    ---------------------------
         2,000          Amoco Corporation                           $  173,875
        38,000          Western Gas Resources, Incorporated            741,000
                                                                       -------
                                                                       914,875

    ENERGY & RELATED
      (INTERNATIONAL)              1.7%
         1,800          Texaco  195,750
        23,000          YPF S.A. ADR                                   707,250
                                                                       -------
                                                                       903,000

    ENERGY & RELATED (SERVICES)    1.9%
         1,200          Diamond Offshore Drilling*                      93,750
           900          Schlumberger                                   112,500
        11,000          Transocean Offshore, Incorporated              798,875
                                                                       -------
                                                                     1,005,125

    ENERGY & RELATED
      (RAW MATERIALS)              0.3%
         3,500          Baker Hughes Incorporated                      135,406


    FINANCIAL  SERVICES            3.5%
         2,500          Conseco Incorporated                            92,500
        17,200          Fannie Mae                                     750,350
         1,200          Franklin Resources Incorporated                 87,075
        12,000          Student Loan Corporation                       509,250
         2,000          Student Loan Marketing Association             254,000
         2,433          Travelers Group Incorporated                   153,431
                                                                       -------
                                                                     1,846,606

    FOOD, BEVERAGES & TOBACCO      2.7%
        15,000          Anheuser-Busch Companies,
                        Incorporated                                   629,063
        25,500          McCormick and Company                          643,875
         3,800          Sysco Corporation                              138,700
                                                                       -------
                                                                     1,411,638




    The accompanying notes to the financial statements are an integral part of this schedule.

                               PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    GOLD & PRECIOUS METALS         0.1%                           ------------
    ----------------------
         1,600          Freeport McMoran Copper                  $      49,800


    HEALTH CARE                    6.2%
        10,000          Abbott Labs                                    667,500
         2,700          Alza Corporation                                78,300
        15,000          Baxter International Incorporated              783,750
         2,800          Bristol Meyer/ Squibb                          226,800
         3,300          Columbia/HCA Healthcare Corporation            129,731
         5,800          Healthsouth Corporation*                       144,638
        15,000          Pharmacia & Upjohn Incorporated                521,250
        10,500          St. Jude Medical*                              409,500
         2,100          Warner Lambert Company                         260,925
                                                                       -------
                                                                     3,222,394

    INSURANCE                      3.2%
         1,500          AETNA Life & Casualty Company                  153,563
         1,510          Allstate Corporation                           110,230
         5,900          American International Group Incorporated      881,313
         6,000          Progressive Corporation Ohio                   522,000
                                                                       -------
                                                                     1,667,106
    LODGING                        0.2%
         2,200          HFS Incorporated                               127,600

    METAL & MINERAL                1.8%
         2,100          Applied Materials Incorporated                 148,706
         2,800          Federal Mogul Corporated                        98,000
        15,300          Minerals Technologies, Incorporated            573,750
         3,000          USX US Steel                                   105,188
                                                                       -------
                                                                       925,644


    PAPER & FOREST PRODUCTS        1.6%
        50,000          Asia Pulp & Paper Company *                    756,250
         2,800          James River of Virgina                         103,600
                                                                       -------
                                                                       859,850


    The accompanying notes to the financial statements are an integral part of this schedule.

                               PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    PETROLEUM                      1.4%                           ------------
    ---------
         4,300          USX Marathon                             $     124,163
        23,000          Reading and Bates Corporation*                 615,250
                                                                       -------
                                                                       739,413
    REAL ESTATE                    0.1%
         2,400          Public Storage Incorporated                     70,200

    RESTAURANTS                    1.4%
        20,000          Darden Restaurants, Incorporated               181,250
        65,000          Ryan's Family Steak Houses Incorporated *      556,563
                                                                       -------
                                                                       737,813

    RETAIL STORES                  4.4%
         2,400          Dayton Hudson Corporation                      127,650
         2,000          Home Depot                                     137,875
        47,500          Office Depot                                   923,281
         3,100          Safeway Incorporated *                         142,988
         3,800          TJX Companys Incorporated                      100,225
        34,000          The Limited LTD                                688,500
         4,900          Wal-Mart Stores Incorporated                   165,681
                                                                       -------
                                                                     2,286,200

    SERVICES                       0.4%
         2,050          Stewart Enterprises Incorporated                86,100
         3,500          U.S.A. Waste Services Incorporated*            135,188
                                                                       -------
                                                                       221,288

    SOFTWARE                       0.6%
         1,600          Microsoft Corporation                          202,000
         2,600          Sun Microsystems*                               96,769
                                                                        ------
                                                                       298,769
    TELECOMMUNICATION              3.8%
        33,300          Airtouch Communications                        911,588
        12,220          Ascent Entertainment Group                     111,508
        25,000          COMSAT Corporation                             595,313
         5,200          Deutsche Telecom                               125,450
         1,500          Lucent Technologies                            108,094
         1,400          Motorola Incorporated                          106,400
                                                                       -------
                                                                     1,958,353
    The accompanying notes to the financial statements are an integral part of this schedule.

                               PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    EQUITIES (CONTINUED)                                          MARKET VALUE
    TEXTILE & APPAREL              0.1%                           ------------
    -----------------
             1          CVS Corporation                          $          50
         1,000          Liz Claiborne Incorporated                      46,625
                                                                        ------
                                                                        46,675

    TRANSPORTATION                 0.3%
         1,400          Burlington Northern Incorporated               125,825
         1,100          Caliber Systems, Incorporated                   40,975
                                                                        ------
                                                                       166,800

    UTILITIES -ELECTRIC            0.2%
         1,900          Public Service Company of Colorado              78,850

    UTILITIES -ENERGY              0.2%
         2,200          Sonat Incorporated                             112,750



    UTILITIES -TELEPHONE           1.8%
        10,000          Ameritech Corporation                          679,375
         2,800          Bell South Corporation                         129,850
         2,200          GTE Corporation                                 96,525
         2,000          Teleport Communications*                        68,250
                                                                        ------
                                                                       974,000

    TOTAL COMMON STOCK (COST $26,842,821)                           35,465,992













    The accompanying notes to the financial statements are an integral part of this schedule.

                               PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    TOTAL LONG-TERM OBLIGATIONS   25.6%                           MARKET VALUE
    U.S. GOVERNMENT AND                                           ------------
    AGENCY OBLIGATIONS            18.9%
    ------------------
                        United States Treasury Bonds
   $ 1,290,000          6.500%   11/15/26                        $   1,236,789
     2,515,000          6.625%   02/15/27                            2,460,771

                        United States Treasury Notes
     2,390,000          6.375%   04/30/99                            2,399,710
       320,000          6.500%   05/31/02                              319,600

                        Federal Home Loan Mortgage Corporation
       185,077          6.500%   03/01/26                              177,726

                        Federal National Mortgage Association
     1,004,728          7.000%   03/01/27                              986,623
       503,391          7.000%   03/01/27                              494,058
       399,800          7.000%   06/01/27                              401,299
       580,000          7.000%   07/01/27                              581,995
       390,995          7.000%   08/01/27                              408,191

                        Government  National Mortgage Association
       147,506          10.000%  12/15/20                              161,285
       172,398          7.125%   08/20/23                              177,901
                                                                       -------
    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                     9,805,948


    ASSET BACKED OBLIGATIONS       2.6%
                        Chase Commingled Mortgage Security
       287,000          7.370%   02/19/07                              295,036

                        Chevy Chase Home Loan
       200,000          7.150%   05/15/15 Series 1996-1                201,188

                        Ford Motor Company
       180,000          7.700%   05/15/97                              182,102

                        Merrill Lynch Mortgage Investors
       100,000          6.960%   11/21/28 Series 1996-C2                99,391


    The accompanying notes to the financial statements are an integral part of this schedule.

                               PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    TOTAL LONG-TERM OBLIGATIONS (CONTINUED)                       MARKET VALUE
    ASSET BACKED OBLIGATIONS (CONTINUED)                          ------------
    ------------------------------------
                        Nomura Asset Securities Corporation
   $    70,000          7.120%   04/13/36  Series 1996-M         $      70,405

                        Resolution Trust Corporation
       262,369          6.651%   04/25/22  Series 1992-9               259,569
       250,012          6.903%   06/25/24                              251,262
                                                                       -------
    TOTAL ASSET BACKED OBLIGATIONS                                   1,358,953


    CORPORATE OBLIGATIONS          4.1%
    COMMUNICATION                  0.2%
                        Continental Cabelvision Incorporated
       100,000          9.000%   09/01/08                              112,159


    FINANCIAL       2.5%
                        British Aerospace Financial
       350,000          7.500%   07/01/27                              345,947

                        General Electric Capital Corporation
       260,000          8.200%   10/30/03                              282,048

                        General Motors Acceptance Corporation
       250,000          0.000%   06/15/15 effective yield 6.54%         65,080

                        Green Tree Financial Corporation
       171,944          6.900%   02/15/04                              171,297
       130,411          7.850%   07/15/04                              132,143

                        JPM Capital Trust
        20,000          7.950%   02/01/27                               19,998

                        Zurich Capital Trust
       300,000          8.376%   06/01/37                              310,855
                                                                       -------
                                                                     1,327,368



    The accompanying notes to the financial statements are an integral part of this schedule.

                               PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    TOTAL LONG-TERM OBLIGATIONS (CONTINUED)                       MARKET VALUE
    CORPORATE OBLIGATIONS  (CONTINUED)                            ------------
    TELECOMMUNICATION              0.2%
    -----------------
                        TCI Communications Incorporated
   $    20,000          8.750%   08/01/15                        $      21,030
       100,000          9.250%   01/15/23                              102,681
                                                                       -------
                                                                       123,711


     UTILITIES                     0.7%
                        Long Island Lighting
       240,000          9.625%   07/01/24                              247,270

                        System Energy
       138,717          7.430%   01/15/11                              135,578
                                                                       -------
                                                                       382,848


    MISCELLANEOUS                  0.5%
                        News American Holdings
       200,000          8.875%   04/26/23                              215,087
                                                                       -------
    TOTAL CORPORATE OBLIGATIONS                                      2,161,173


    TOTAL LONG-TERM OBLIGATIONS
    (COST $13,177,010)                                              13,326,074
                                                                    ----------



    SHORT-TERM OBLIGATIONS         7.6%

    U.S. GOVERNMENT AND AGENCY OBLIGATIONS      3.5%
                        United States Treasury Bills
 (A) 1,680,000          5.550%   07/24/97                            1,674,618
       100,000          5.240%   08/21/97                               99,269
        50,000          0.000%   10/16/97                               49,241
                                                                     ---------
    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                     1,823,128



    The accompanying notes to the financial statements are an integral part of this schedule.

                               PORTFOLIO OF INVESTMENTS


    SHARES OR
    PRINCIPAL
    SHORT-TERM OBLIGATIONS (CONTINUED)                            MARKET VALUE
    DEMAND NOTES                   4.1%                           ------------
    -----------------------------------
                        American Family Demand Note
   $   591,484          5.256%   12/31/31                        $     591,484

                        General Mills Demand Note
       332,884          5.245%   12/31/31                              332,884

                        Johnson Controls Demand Note
       695,728          5.276%   12/31/31                              695,728

                        Pitney Bowes Demand Note
       126,033          5.255%   12/31/31                              126,033

                        Warner Lambert Demand Note
       260,000          5.226%   12/31/31                              260,000

                        Wisconsin Electric Demand Note
       123,196          5.296%   12/31/31                              123,196
                                                                       -------
    TOTAL DEMAND NOTES                                               2,129,325
    TOTAL SHORT-TERM OBLIGATIONS
    (AMORTIZED COST $3,952,453)                                      3,952,453
                                                                     ---------

    TOTAL INVESTMENTS
    (COST BASIS $43,972,284)     101.2%                             52,744,519

    CASH AND OTHER ASSETS, LESS
   LIABILITIES                    (1.2%)                             (607,281)
                                                                     ---------

    TOTAL NET ASSETS             100.0%                          $  52,137,238
                                                                    ----------
                                                                    ----------








    *  Non-income producing stocks.
      The accompanying notes to the financial statements are an integral part of this schedule.

                               PORTFOLIO OF INVESTMENTS


(A) $100,000 OF U.S. TREASURY BILLS PLEDGED AS MARGIN FOR FUTURES CONTRACTS. THE PORTFOLIO HAD THE FOLLOWING OPEN FUTURES CONTRACTS AT JUNE 30, 1997:

    OPEN FUTURES CONTRACTS:


                                                                                            UNREALIZED
                                   NUMBER OF    PRINCIPAL                                 GAINS (LOSSES)
TYPE                               CONTRACTS     AMOUNT     POSITION        EXPIRATION    JUNE 30, 1997
----                               ---------     ------     --------        ----------    -------------
5 Year Treasury Note                    17      17,000      Long        September 1997      ($8,284)

10 Year U.S. Treasury Notes              1       1,000      Short       September 1997          586

Bond Futures                            23      23,000      Long        September 1997        5,859
                                                                                              -----
                                                                                            ($1,839)
                                                                                             ------
                                                                                             ------



The accompanying notes to the financial statements are an integral part of this schedule.

AHA INVESTMENT FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 1997


---------------------------------------------------------------------------------------------------------
                                              FULL           LIMITED
                                              MATURITY       MATURITY       DIVERSIFIED
                                              FIXED INCOME   FIXED INCOME   EQUITY         BALANCED
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO

---------------------------------------------------------------------------------------------------------
ASSETS:

Investments, at market value                  $  52,503,864  $ 138,994,072  $  70,615,100  $  52,744,519
Receivable for investments sold                     538,855              0        582,871        887,294
Cash                                                 27,895         28,607          1,953          3,237
Dividends and interest receivable                   717,504      2,063,036         77,883        184,030
Futures variation margin                             17,094              0              0          9,031
                                               -------------  -------------  -------------  -------------
  Total Assets                                $  53,805,212  $ 141,085,715  $  71,277,807  $  53,828,111
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------

LIABILITIES:

Payable for investments purchased             $   2,986,219   $          0  $     674,775  $   1,668,066
Payable for shares redeemed                           9,427              0              0              0
Payable for dividends                                     0         31,290              0              0
Accrued expenses and other liabilities               13,281         31,050         12,634         22,807
                                               -------------  -------------  -------------  -------------

  Total Liabilities                               3,008,927         62,340        687,409      1,690,873
                                               -------------  -------------  -------------  -------------

NET ASSETS                                    $  50,796,285  $ 141,023,375  $  70,590,398  $  52,137,238
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------

Net Assets consist of:
Capital Stock ($0.01 par value
  and 200 million shares
  authorized) and Paid-in Capital             $  52,676,412  $ 144,436,440  $  46,360,908  $  38,546,124
Undistributed
  net investment income                                   0              0         45,723        770,140
Accumulated net realized gain
  (loss) on investments sold                     (1,834,044)    (3,730,698)     7,975,129      4,050,578
Net unrealized appreciation
  of investments and futures                        (46,083)       317,633     16,208,638      8,770,396
                                               -------------  -------------  -------------  -------------
Total Net Assets                              $  50,796,285  $ 141,023,375  $  70,590,398  $  52,137,238
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------

Number of Shares Outstanding
  at the end of year                              5,190,424     13,873,900      3,407,458      3,507,529
                                               -------------  -------------  -------------  -------------

NET ASSET VALUE
Per Share                                     $        9.79  $       10.16  $       20.72  $       14.86
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------




The accompanying notes to the financial statements are an integral part of these statements.
--------------------------------------------------------------------------------

AHA INVESTMENT FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED JUNE 30, 1997




---------------------------------------------------------------------------------------------------------
                                              FULL           LIMITED
                                              MATURITY       MATURITY       DIVERSIFIED
                                              FIXED INCOME   FIXED INCOME   EQUITY         BALANCED
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO

---------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:

Interest income                               $   3,758,283  $   9,422,387  $      57,276  $     907,520
Dividends                                                 0              0      1,131,063        515,437
                                               -------------  -------------  -------------  -------------

Total investment income                       $   3,758,283  $   9,422,387  $   1,188,339  $   1,422,957

EXPENSES:

Custodian fees                                $      25,142  $      35,963  $      18,002  $      30,389
Accounting fees                                      40,597         58,455         32,255         31,993
Transfer agent fees                                   7,496         20,508          8,115          6,375
Legal fees                                            8,395          8,395          8,395          8,395
Audit and tax return fees                            12,175         12,175         12,175         12,175
Director fees and expenses                            5,687          5,687          5,687          5,687
Officers and directors insurance                      7,520         28,379          7,975          6,287
Administrative and other fees                         6,922          8,353          6,201          5,667
                                               -------------  -------------  -------------  -------------

Total Expenses                                $     113,934  $     177,915  $      98,805  $     106,968

NET INVESTMENT INCOME                         $   3,644,349  $   9,244,472  $   1,089,534  $   1,315,989

REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS

Net realized gain (loss)
  on investments sold                               232,557       (497,904)     9,896,588      6,303,436
Net realized gain (loss) on
  closed futures and options contracts              207,191              0              0       (100,742)
Net change in unrealized appreciation
  of investments, futures and options               246,747      1,347,681      6,641,228      2,988,361
                                               -------------  -------------  -------------  -------------

NET GAIN ON INVESTMENTS                             686,495        849,777     16,537,816      9,191,055
                                               -------------  -------------  -------------  -------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS
                                              $    4,330,844 $   10,094,249 $   17,627,350 $   10,507,044
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------





The accompanying notes to the financial statements are an integral part of these statements.
-------------------------------------------------------------------------------

AHA INVESTMENT FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS



---------------------------------------------------------------------------------------------------------

                                               FULL MATURITY                 LIMITED MATURITY
                                               FIXED INCOME PORTFOLIO        FIXED INCOME PORTFOLIO
                                               ----------------------------  ----------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              JUNE 30, 1996  JUNE 30, 1997  JUNE 30, 1996  JUNE 30, 1997
---------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income                         $   3,286,328  $   3,644,349  $  11,653,180  $   9,244,472
Net realized gain (loss) on investments
  sold and closed futures and
  options contracts                                 328,668        439,748        657,870       (497,904)
Net change in unrealized appreciation
  (depreciation) of investments,
  futures and options                            (1,600,342)       246,747     (2,783,917)     1,347,681
                                               -------------  -------------  -------------  -------------
Net increase in net assets resulting
  from operations                                 2,014,654      4,330,844      9,527,133     10,094,249
                                               -------------  -------------  -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income             (3,286,328)    (3,644,349)   (11,653,180)    (9,244,472)
Capital gains distribution                               --             --             --             --
                                               -------------  -------------  -------------  -------------
Net decrease in net assets
  resulting from distributions                $  (3,286,328) $  (3,644,349) $ (11,653,180) $  (9,244,472)

SHARE TRANSACTIONS:

Subscriptions of fund shares                     17,301,502      7,167,137     54,975,361     41,527,272
Investment income dividends
  reinvested                                      2,653,135      3,194,795      9,241,385      7,817,387
Capital gains distribution
  reinvested                                             --             --             --             --
                                               -------------  -------------  -------------  -------------
Gross increase in fund shares                    19,954,637     10,361,932     64,216,746     49,344,659
Redemptions of fund shares                       (5,265,318)   (13,544,206)   (47,750,515)  (110,367,401)
                                               -------------  -------------  -------------  -------------
Net increase (decrease) from
  share transactions                             14,689,319     (3,182,274)    16,466,231    (61,022,742)
                                               -------------  -------------  -------------  -------------
Net increase (decrease) in net assets         $  13,417,645  $  (2,495,779) $  14,340,184  $ (60,172,965)

TOTAL NET ASSETS:

Beginning of period                              39,874,419     53,292,064    186,856,156    201,196,340
                                               -------------  -------------  -------------  -------------

End of period                                 $  53,292,064  $  50,796,285  $ 201,196,340  $ 141,023,375
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------

Undistributed net investment income           $           0  $           0  $           0  $           0
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------





The accompanying notes to the financial statements are an integral part of these statements.
-------------------------------------------------------------------------------

AHA INVESTMENT FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS


---------------------------------------------------------------------------------------------------------

                                              DIVERSIFIED EQUITY PORTFOLIO  BALANCED PORTFOLIO
                                              ------------ ---------------  ------------ ----------------
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              JUNE 30, 1996  JUNE 30, 1997  JUNE 30, 1996  JUNE 30, 1997

---------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income                         $  1,043,023   $  1,089,534   $  1,329,333   $  1,315,989
Net realized gain on investments
  sold and closed futures and
  options contracts                              5,931,111      9,896,588      4,867,720      6,202,694
Net change in unrealized appreciation
  of investments, futures and options            4,737,172      6,641,228      1,636,437      2,988,361
                                               -------------  -------------  -------------  -------------
Net increase in net assets resulting
  from operations                               11,711,306     17,627,350      7,833,490     10,507,044
                                               -------------  -------------  -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income             (1,045,999)    (1,087,240)    (1,344,443)    (1,333,326)
Capital gains distribution                       (2,212,939)    (6,206,933)    (3,650,612)    (3,710,927)
                                               -------------  -------------  -------------  -------------
Net decrease in net assets
  resulting from distributions                $  (3,258,938) $  (7,294,173) $  (4,995,055) $  (5,044,253)

SHARE TRANSACTIONS:

Subscriptions of fund shares                     8,994,364     11,595,747      1,576,359     10,056,065
Investment income dividends
  reinvested                                     1,046,655      1,087,240      1,287,967      1,139,292
Capital gains distribution
  reinvested                                     2,212,939      6,206,933      3,409,871      3,180,507
                                               -------------  -------------  -------------  -------------
Gross increase in fund shares                   12,253,958     18,889,920      6,274,197     14,375,864
Redemptions of fund shares                       (5,905,325)   (13,067,587)   (12,628,112)   (10,831,841)
                                               -------------  -------------  -------------  -------------
Net increase (decrease) from
  share transactions                             6,348,633      5,822,333      (6,353,915)    3,544,023
                                               -------------  -------------  -------------  -------------
Net increase (decrease) in net assets         $ 14,801,001   $ 16,155,510   $  (3,515,480) $  9,006,814

TOTAL NET ASSETS:

Beginning of period                             39,633,887     54,434,888     46,645,904     43,130,424
                                               -------------  -------------  -------------  -------------

End of period                                 $ 54,434,888   $ 70,590,398   $ 43,130,424   $ 52,137,238
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------

Undistributed net investment income           $     43,429   $     45,273   $    787,475   $    770,140
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------





The accompanying notes to the financial statements are an integral part of these statements.
-------------------------------------------------------------------------------

AHA INVESTMENT FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997

NOTE 1.

SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Full Maturity Fixed Income, Limited Maturity Fixed Income, Diversified Equity and Balanced Portfolios (the "Portfolios"), each a series of AHA Investment Funds, Inc., a Maryland corporation, ("Fund").

SECURITY VALUATIONS

All securities are recorded at fair market value as of June 30, 1997. Securities traded on national securities exchanges are valued at last reported sales prices or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities convertible into equity securities are valued at the greater of latest bid valuation or net conversion value. Other assets and securities are valued by a method that the Board of Directors believes represents a fair value.

ACCOUNTING FOR FUTURES

The Fund may enter into long or short positions in futures contracts in order to hedge against the effect of changing values on portfolio securities held. When the Fund enters into a futures contract, it is required to deposit, into a segregated account at its custodian bank, U.S. Government securities as a guarantee that it will meet the futures commitment. Each day the Fund receives or pays cash, called "variation margin," equal to the daily change in the market value of the futures contracts. Such receipts and payments are recorded as unrealized gains or losses until the futures contracts expire or are closed out. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolios seek to close out a contract and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. The Full Maturity Fixed Income and Balanced Portfolios had open futures contracts as of June 30, 1997.

ACCOUNTING FOR OPTIONS

The Fund may purchase and write (sell) put and call options on U.S. securities, stock indices, and futures contracts that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a close purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in put options written for the year ending June 30, 1997 for the Fund were as follows:




---------------------------------------------------------------------------------------------------------

                                                  FULL MATURITY
                                                  FIXED INCOME                  BALANCED
                                                  ------------------------      ------------------------
                                                  NUMBER OF       PREMIUMS      NUMBER OF       PREMIUMS
                                                  CONTRACTS       (000'S)       CONTRACTS       (000'S)

---------------------------------------------------------------------------------------------------------

Options Outstanding at                                   28       $ 25,438              9       $  8,438
Beginning of Year

Options Written                                         215       $ 95,622             67       $ 33,245

Option Terminated in Closing                            110       $ 57,126             42       $ 22,535
Purchase Transaction

Options Expired                                         133       $ 36,122             34       $ 10,933

Options Outstanding at                                    0       $      0              0       $      0
06/30/97

---------------------------------------------------------------------------------------------------------




The Limited Maturity and Diversified Equity Portfolios did not purchase or hold any options during the fiscal year.

INVESTMENT OBJECTIVES

FULL MATURITY FIXED INCOME PORTFOLIO

Seeks over the long term the highest level of income consistent with preservation of capital. Invests primarily in high quality fixed income securities. There is no restriction on the maximum maturity of the securities purchased. The average dollar-weighted maturity will vary and may exceed 20 years.

LIMITED MATURITY FIXED INCOME PORTFOLIO

Seeks a high level of current income, consistent with preservation of capital and liquidity. Invests primarily in high quality fixed income securities and maintains an average dollar-weighted portfolio maturity of five years or less.

DIVERSIFIED EQUITY PORTFOLIO

Seeks long-term capital growth. Invests primarily in equity securities and securities having equity characteristics.

BALANCED PORTFOLIO

Seeks a combination of growth of capital and income. Invests varying proportions of its assets in equity and fixed income securities, with not less than 25 percent of total assets invested in fixed income securities.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with respect to any of the types of securities in which they are authorized to invest without regard to the maturity of the underlying security. Repurchase agreements will be effected only with banks, savings institutions and broker-dealers. They involve the purchase by a Portfolio of a debt security with the condition that, after a stated period of time, the original seller will buy back the same security at a predetermined price or yield. Repurchase agreements are used to enhance liquidity and to earn income for periods as short as overnight. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian, or a subcustodian, in an amount at least equal in value to the repurchase price under the agreement (including accrued interest thereunder), and such agreements will only be effected with parties that meet certain creditworthiness standards. However, in the event the other party to the repurchase agreement fails to repurchase the securities subject to such agreement, a Portfolio could suffer a loss to the extent it is precluded from selling the securities or, if due to delays, proceeds from the sale are less than the repurchase price. The Fund had no outstanding repurchase agreements as of June 30, 1997.

FEDERAL INCOME TAXES

No provision is made for Federal Income Taxes since the Portfolios elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law. At June 30, 1997, the Funds' most recent fiscal year end, the approximate capital loss carryforwards for U.S. Federal income tax purposes for the Full Maturity Fixed Income Portfolio and the Limited Maturity Fixed Income Portfolio were approximately $1,800,000 and $3,700,000 respectively. This capital loss carryforward expires beginning in the year ending June 30, 2003 and is available to offset future capital gains.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER INFORMATION

The accounts of the Fund are kept on the accrual basis of accounting. Securities transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identification cost basis. Dividend income is recognized on the ex-dividend date.

NOTE 2.

FUND DISTRIBUTIONS

The Full Maturity Fixed Income Portfolio and the Limited Maturity Fixed Income Portfolio declare income dividends from net investment income daily and pay these dividends monthly, on the last day of every month.

In the Diversified Equity Portfolio and Balanced Portfolio, dividends from net investment income are declared on the thirteenth day of the last month of each quarter; the ex-dividend date is the fourteenth; and payment is made on the fifteenth. The aggregate distributions of net investment income for the Diversified Equity Portfolio and Balanced Portfolio were $0.34 and $0.39 per share, respectively, during the year ended June 30, 1997.

During the year ended June 30, 1997, the Diversified Equity and Balanced Portfolios made a long-term capital gain distribution of $1.3355 and $0.8111 per share, respectively.

During the year ended June 30, 1997, the Diversified Equity and Balanced Portfolios made a short-term capital gain distribution of $0.7162 and $0.3417 per share, respectively.

NOTE 3.

DIRECTORS' FEES AND TRANSACTIONS WITH AFFILIATES

Directors not affiliated with Hewitt Associates LLC ("Hewitt") or American Hospital Association ("AHA") receive $1,000 for each quarterly meeting and $500 for each special meeting of the Board of Directors, or committee thereof, (plus travel expenses). No remuneration has been paid to any principal or employee of the Fund's investment consultant, Hewitt, or any director or officer of AHA. The investments of the Portfolios are managed by various advisory organizations which serve as the investment managers. The Fund pays no fees to Hewitt or to the investment managers.

Hewitt is compensated for its services by the shareholders pursuant to The Program Services Agreement it has with each shareholder, under which Hewitt provides asset allocation consulting and certain other services. Fees of the investment managers are paid by Hewitt.

Hewitt has voluntarily undertaken to pay certain expenses of the Portfolios (or to reimburse the Portfolios for certain expenses) as may be necessary to limit total expenses of the Portfolios to specified amounts. American Hospital Association Services, Inc. has, in this regard, agreed to reimburse Hewitt for one-half of the amounts incurred by Hewitt pursuant to this undertaking. The maximum expense as a percent of average net assets for the Full Maturity Fixed Income Portfolio, the Limited Maturity Fixed Income Portfolio, the Diversified Equity Portfolio, and the Balanced Portfolio is 0.50% (annual percentage). The Portfolios have reached asset levels which allow the reduction of expenses to percentage amounts below that set forth above. The Portfolios may reimburse Hewitt for the expenses of the Portfolios it voluntarily has absorbed on or after September 1, 1989, provided that such reimbursement does not cause the percentage expense limitations set forth above to be exceeded and is approved by the Board of Directors of the Fund. There is no commitment, however, by the Fund to make any such reimbursement. As of June 30, 1997, approximate expenses paid on behalf of or reimbursed to the Portfolio by Hewitt since September 1, 1989 were: $101,400 for the Full Maturity Fixed Income Portfolio; $41,000 for the Limited Maturity Fixed Income Portfolio; $116,000 for the Diversified Equity Portfolio; and $10,900 for the Balanced Portfolio.

NOTE 4.

SHORT-TERM DEBT

To facilitate portfolio liquidity, each Portfolio is authorized to borrow against portfolio securities. During the year ended June 30, 1997, there were no borrowings.

NOTE 5.

INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities (exclusive of short-term obligations) for the year ended June 30, 1997, is presented below:

--------------------------------------------------------------------------------

PORTFOLIO                         PURCHASES           SALES
--------------------------------------------------------------------------------

Full Maturity Fixed Income        $ 165,788,324       $ 165,054,529
Limited Maturity Fixed Income     $ 184,359,083       $ 223,310,523
Diversified Equity                $  39,099,939       $  40,207,229
Balanced                          $  74,318,606       $  74,758,884

--------------------------------------------------------------------------------



At June 30, 1997, gross unrealized appreciation and depreciation of investments and futures on a tax basis and the cost of investments for financial reporting purposes and for Federal income tax purposes were as follows:

--------------------------------------------------------------------------------

                                                        COST OF INVESTMENTS
                                                       ------------------------
                                                       FINANCIAL       FEDERAL
PORTFOLIO             APPRECIATION   DEPRECIATION      REPORTING     INCOME TAX
--------------------------------------------------------------------------------

Full Maturity
  Fixed Income         $   360,050     $  406,133   $ 52,541,639  $  52,541,639

Limited Maturity
  Fixed Income         $   510,937     $  193,304   $138,676,439  $ 138,676,439

Diversified Equity     $16,695,129     $  486,491   $ 54,406,462  $  54,406,462

Balanced               $ 9,033,844     $  263,448   $ 43,972,284  $  43,972,284
--------------------------------------------------------------------------------

NOTE 6.

TRANSACTIONS IN CAPITAL STOCK SHARES


---------------------------------------------------------------------------------------------------------
                                              FOR THE YEAR ENDED JUNE 30, 1997
                                              -----------------------------------------------------------
                                              FULL           LIMITED
                                              MATURITY       MATURITY       DIVERSIFIED
                                              FIXED INCOME   FIXED INCOME   EQUITY         BALANCED
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO

---------------------------------------------------------------------------------------------------------

Transactions in capital stock shares
  were as follows:

Subscriptions of fund shares                        728,559      4,085,237        626,127        749,529
Investment income dividends
  reinvested                                        328,533        770,472         57,517         81,362
Capital gains distribution
  reinvested                                              0              0        354,075        238,777
                                               -------------  -------------  -------------  -------------
Gross increase in fund shares                     1,057,092      4,855,709      1,037,719      1,069,668
Redemptions of fund shares                       (1,402,731)   (10,872,326)      (724,547)      (784,519)
                                               -------------  -------------  -------------  -------------
Net increase (decrease) in fund shares             (345,639)    (6,016,617)       313,172        285,149
Beginning of Year                                 5,536,063     19,890,517      3,094,286      3,222,380
                                               -------------  -------------  -------------  -------------
End of Year                                       5,190,424     13,873,900      3,407,458      3,507,529
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------
---------------------------------------------------------------------------------------------------------







---------------------------------------------------------------------------------------------------------

                                              FOR THE YEAR ENDED JUNE 30, 1996
                                              ----------------------------------------------------------
                                              FULL           LIMITED
                                              MATURITY       MATURITY       DIVERSIFIED
                                              FIXED INCOME   FIXED INCOME   EQUITY         BALANCED
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------
Transactions in capital stock shares
  were as follows:
Subscriptions of fund shares                      1,752,269      5,384,961        563,437        121,597
Investment income dividends
  reinvested                                        269,138        904,877         62,641         97,469
Capital gains distribution
  reinvested                                              0              0        139,442        273,885
                                               -------------  -------------  -------------  -------------
Gross increase in fund shares                     2,021,407      6,289,838        765,520        492,951
Redemptions of fund shares                         (520,065)    (4,674,879)      (355,860)      (963,559)
                                               -------------  -------------  -------------  -------------
Net increase (decrease) in fund shares            1,501,342      1,614,959        409,660       (470,608)
Beginning of Year                                 4,034,721     18,275,558      2,684,626      3,692,988
                                               -------------  -------------  -------------  -------------
End of Year                                       5,536,063     19,890,517      3,094,286      3,222,380
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------
---------------------------------------------------------------------------------------------------------



NOTE 7:

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
FULL MATURITY FIXED INCOME PORTFOLIO



------------------------------------------------------------------------------------------------------------------------------

                                     PERIOD ENDED JUNE 30
                                     ----------------------------------------------------------------------------------------
                                     1989 (A)     1990      1991      1992      1993      1994      1995      1996      1997

------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD  $10.00    $10.30    $10.01    $10.03    $10.58    $10.76     $9.48     $9.88     $9.63

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                  0.55*     0.78*    0.79*      0.75      0.72      0.59      0.65      0.65      0.65
 Net realized and unrealized
   gain (loss) on investments
   and futures                          0.30     (0.29)     0.02      0.64      0.53     (0.64)     0.40     (0.25)     0.16
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total from Investment
     Operations                         0.85      0.49      0.81      1.39      1.25     (0.05)     1.05      0.40      0.81

 LESS DISTRIBUTIONS:
  Net investment income                (0.55)    (0.78)    (0.79)    (0.75)    (0.72)    (0.59)    (0.65)    (0.65)    (0.65)
  Net realized capital gains           (0.00)    (0.00)    (0.00)    (0.09)    (0.35)    (0.64)    (0.00)    (0.00)    (0.00)
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
    Total Distributions                (0.55)    (0.78)    (0.79)    (0.84)    (1.07)    (1.23)    (0.65)    (0.65)    (0.65)
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------

NET ASSET VALUE, END OF PERIOD        $10.30    $10.01    $10.03    $10.58    $10.76     $9.48     $9.88     $9.63     $9.79
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------


TOTAL RETURN ON NET ASSET VALUE(B)      8.60%     4.62%     7.87%    13.66%    11.98%    -1.43%    10.99%     3.58%     8.09%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (in thousands)                       $1,422   $11,134   $19,893   $47,500   $52,094   $48,752   $39,874   $53,292   $50,796
Ratio of Expenses to Average
 Net Assets                             0.50%*    0.50%*    0.50%*    0.42%     0.27%     0.24%     0.21%     0.21%     0.21%
Ratio of Net Investment Income to
  Average Net Assets                    8.12%*    8.44%*    8.06%*    7.37%     6.77%     5.67%     6.88%     6.52%     6.63%
Ratio of Expenses to Average Net
 Assets(C)                              1.94%     1.36%     0.89%     0.42%     0.27%     0.24%     0.21%     0.21%     0.21%
Ratio of Net Investment Income to
  Average Net Assets(C)                 6.67%     7.56%     7.68%     7.37%     6.77%     5.67%     6.88%     6.52%     6.63%
Portfolio turnover rate               234.20%   203.83%   411.24%   252.89%   266.03%   331.63%   279.42%   283.13%   304.93%







---------------------------------
* Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Investment Advisor.
(A) Commencement date for the Full Maturity Fixed Income Portfolio was October 20, 1988.
(B) Total Return on Net Asset Value is net of the management fee of 0.50% per annum.
(C) Ratios include all management fees and expenses.
-------------------------------------------------------------------------------

NOTE 7:

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
LIMITED MATURITY FIXED INCOME PORTFOLIO


------------------------------------------------------------------------------------------------------------------------------

                                      PERIOD ENDED JUNE 30
                                      ----------------------------------------------------------------------------------------
                                     1989 (A)     1990      1991      1992      1993      1994      1995      1996      1997

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $10.00    $10.07     $9.98    $10.11    $10.48    $10.52    $10.09    $10.22    $10.12

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                  0.43*     0.77*     0.74*     0.64      0.49      0.49      0.62      0.62      0.61
 Net realized and unrealized
   gain (loss) on investments
   and futures                          0.07     (0.09)     0.13      0.45      0.12     (0.32)     0.13     (0.10)     0.04
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
   Total from Investment Operations     0.50      0.68      0.87      1.09      0.61      0.17      0.75      0.52      0.65

 LESS DISTRIBUTIONS:
  Net investment income                (0.43)    (0.77)    (0.74)    (0.64)    (0.49)    (0.49)    (0.62)    (0.62)    (0.61)
  Net realized capital gains           (0.00)    (0.00)    (0.00)    (0.08)    (0.08)    (0.11)    (0.00)    (0.00)    (0.00)
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
   Total Distributions                 (0.43)    (0.77)    (0.74)    (0.72)    (0.57)    (0.60)    (0.62)    (0.62)    (0.61)
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------

NET ASSET VALUE, END OF PERIOD        $10.07     $9.98    $10.11    $10.48    $10.52    $10.09    $10.22    $10.12    $10.16
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------


TOTAL RETURN ON NET ASSET VALUE(B)      5.01%     6.52%     8.49%    10.46%     5.49%     1.14%     7.19%     4.66%     6.03%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (in thousands)                       $6,284   $18,522   $30,151  $101,881  $162,694  $189,542  $186,856  $201,196  $141,023
Ratio of Expenses to Average Net
   Assets                               0.50%*    0.50%*    0.50%*    0.29%     0.17%     0.14%     0.12%     0.10%     0.12%
Ratio of Net Investment Income to
  Average Net Assets                    8.49%*    8.04%*    7.49%*    6.02%     4.66%     4.73%     6.17%     6.03%     6.04%
Ratio of Expenses to Average
 Net Assets(C)                          1.97%     0.88%     0.55%     0.29%     0.17%     0.14%     0.12%     0.10%     0.12%
Ratio of Net Investment Income to
  Average Net Assets(C)                 7.01%     7.66%     7.45%     6.02%     4.66%     4.73%     6.17%     6.03%     6.04%
Portfolio turnover rate                 0.00%   137.50%   279.16%    99.86%   167.38%   178.01%   155.12%   132.75%   121.70%




--------------------------------------------
* Reflects he waiver of certain management fees and reimbursement of certain other expenses by the Investment Advisor.
(A) Commencement date for the Limited Maturity Fixed Income Portfolio was December 22, 1988.
(B) Total Return on Net Asset Value is net of the management fee of 0.50% per annum.
(C) Ratios include all management fees and expenses.
--------------------------------------------------------------------------------

NOTE 7:

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
DIVERSIFIED EQUITY PORTFOLIO


------------------------------------------------------------------------------------------------------------------------------

                                      PERIOD ENDED JUNE 30
                                      ----------------------------------------------------------------------------------------
                                     1989 (A)     1990      1991      1992      1993      1994      1995      1996      1997

------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD  $10.00    $11.16    $11.42    $11.47    $12.95    $13.95    $13.90    $14.76    $17.59

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                  0.35*     0.43*     0.35*     0.31*     0.25*     0.26      0.29      0.35      0.34
 Net realized and unrealized gain
   on investments                       1.12      0.52      0.08      1.52      1.70      0.45      2.34      3.57      5.18
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
   Total from Investment Operations     1.47      0.95      0.43      1.83      1.95      0.71      2.63      3.92      5.52

 LESS DISTRIBUTIONS:
  Net investment income                (0.31)    (0.44)    (0.34)    (0.31)    (0.25)    (0.26)    (0.29)    (0.35)    (0.34)
  Net realized capital gains           (0.00)    (0.25)    (0.04)    (0.04)    (0.70)    (0.50)    (1.48)    (0.74)    (2.05)
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
   Total Distributions                 (0.31)    (0.69)    (0.38)    (0.35)    (0.95)    (0.76)    (1.77)    (1.09)    (2.39)
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------

NET ASSET VALUE, END OF PERIOD        $11.16    $11.42    $11.47    $12.95    $13.95    $13.90    $14.76    $17.59    $20.72
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------


TOTAL RETURN ON NET ASSET VALUE(B)     14.45%     7.76%     3.24%    15.14%    14.47%     4.21%    20.11%    26.42%    32.97%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (in thousands)                       $3,556    $7,920   $10,725   $13,878   $21,087   $22,547   $39,634   $54,435   $70,590
Ratio of Expenses to Average
 Net Assets                             0.50%*    0.50%*    0.50%*    0.50%*    0.50%*    0.40%     0.31%     0.18%     0.17%
Ratio of Net Investment Income to
  Average Net Assets                    4.88%*    4.45%*    3.37%*    2.13%*    1.90%*    1.83%     2.30%     2.09%     1.83%
Ratio of Expenses to
 Average Net Assets(C)                  2.68%     1.33%     1.08%     0.66%     0.53%     0.40%     0.31%     0.18%     0.17%
Ratio of Net Investment Income to
  Average Net Assets(C)                 2.70%     3.61%     2.80%     1.97%     1.87%     1.83%     2.30%     2.09%     1.83%
Portfolio turnover rate                29.99%    33.57%    72.49%    65.89%    45.87%   100.45%    68.12%    57.76%    67.31%
Average commission rate(D)               N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A    0.0368





-------------------------------------------------------------------------------
* Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Investment Advisor.
(A) Commencement date for the Diversified Equity Portfolio was October 20, 1988.
(B) Total Return on Net Asset Value is net of the management fee of 0.75% per annum.
(C) Ratios include all management fees and expenses.
(D) Disclosure not applicable to prior periods.

-------------------------------------------------------------------------------

NOTE 7:

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
BALANCED PORTFOLIO



------------------------------------------------------------------------------------------------------------------------------

                                      PERIOD ENDED JUNE 30
                                      ----------------------------------------------------------------------------------------
                                     1989 (A)     1990      1991      1992      1993      1994      1995      1996      1997

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $10.00    $10.68    $10.69    $10.87    $12.03    $12.76    $11.66    $12.63    $13.38

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                  0.39*     0.56*     0.54*     0.44      0.44      0.42      0.32      0.41      0.37
 Net realized and unrealized
 gain (loss) on investments
   and futures                          0.64      0.11      0.21      1.16      1.18     (0.26)     1.44      1.98      2.65
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
   Total from Investment Operations     1.03      0.67      0.75      1.60      1.62      0.16      1.76      2.39      3.02

 LESS DISTRIBUTIONS:
  Net investment income                (0.35)    (0.56)    (0.57)    (0.44)    (0.44)    (0.42)    (0.32)    (0.41)    (0.39)
  Net realized capital gains           (0.00)    (0.10)    (0.00)    (0.00)    (0.45)    (0.84)    (0.47)    (1.23)    (1.15)
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
   Total Distributions                 (0.35)    (0.66)    (0.57)    (0.44)    (0.89)    (1.26)    (0.79)    (1.64)    (1.54)
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------

NET ASSET VALUE, END OF PERIOD        $10.68    $10.69    $10.87    $12.03    $12.76    $11.66    $12.63    $13.38    $14.86
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------


TOTAL RETURN ON NET ASSET VALUE(B)      9.96%     5.34%     6.62%    13.99%    13.02%     0.29%    14.97%    19.20%    23.23%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
  (in thousands)                     $13,545   $34,565   $33,547   $34,853   $41,313   $46,523   $46,646   $43,130   $52,137
Ratio of Expenses to
  Average Net Assets                    0.50%*    0.50%*    0.50%*    0.38%     0.31%     0.26%     0.21%     0.23%     0.23%
Ratio of Net Investment Income to
   Average Net Assets                   6.06%*    6.12%*    4.92%*    3.73%     3.51%     3.39%     4.12%     3.08%     2.81%
Ratio of Expenses
  to Average Net Assets(C)              1.27%     0.52%     0.52%     0.38%     0.31%     0.26%     0.21%     0.23%     0.23%
Ratio of Net Investment Income to
  Average Net Assets(C)                 5.29%     6.11%     4.89%     3.73%     3.51%     3.39%     4.12%     3.08%     2.81%
Portfolio turnover rate               106.23%   132.60%   201.36%   201.93%   132.14%   208.31%   160.41%   146.69%   173.60%
Average commission rate(D)               N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A    0.0571





-------------------------------------------------------------------------------
* Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Investment Advisor.
(A)  Commencement date for the Balanced Portfolio was October 20, 1988.
(B) Total Return on Net Asset Value is net of the management fee of 0.75% per annum.
(C)  Ratios include all management fees and expenses.
(D)  Disclosure not applicable to prior periods.
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of

AHA Investment Funds, Inc.-
    Full Maturity Fixed Income Portfolio
    Limited Maturity Fixed Income Portfolio
    Diversified Equity Portfolio
    Balanced Portfolio:

In planning and performing our audit of the financial statements of AHA INVESTMENT FUNDS, INC. (a Maryland corporation, comprising the Full Maturity Fixed Income Portfolio, Limited Maturity Fixed Income Portfolio, Diversified Equity Portfolio and Balanced Portfolio) for the year ended June 30, 1997, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of AHA Investment Funds, Inc. is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of control activities. Generally, control activities that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those control activities include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or irregularities may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of any specific internal control components does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including control activities for safeguarding securities, that we consider to be material weaknesses as defined above as of June 30, 1997.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.

/s/ Arthur Andersen L.L.P.

Arthur Andersen L.L.P.
Chicago, Illinois
August 8, 1997

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

For each of the investment managers of AHA Investment Funds, Inc., a performance discussion is provided on its segment of the Portfolio. Each of the investment managers' discussions includes an analysis of investment performance during the fiscal year ended June 30, 1997, and a description of the principal factors, including market conditions, investment strategies and techniques that affected performance. Past performance is not predictive of future performance.

Also included are graphs comparing the performance of the Portfolios to the performance of broad based securities market indices. These graphs show the growth of $100,000.00 invested in each Portfolio and the growth of the same amount invested in a comparable index since inception of the Portfolio through June 30, 1997. The graph of each of the Portfolios is shown, net of all fees and expenses. These fees include the program services fee of the AHA Program. The graphs assume the reinvestment of all dividends/interest for both the Portfolios and indices. Listed below is additional information related to the Portfolios.

FULL MATURITY FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                                      STARING        PERCENT OF
INVESTMENT MANAGER                                    DATE           PORTFOLIO
-----------------------------------------             ----------     ----------

Western Asset Management Company                      07/01/95            50%
Firstar Investment Research & Mgmt. Co., LLC          12/01/96            50%

--------------------------------------------------------------------------------

LIMITED MATURITY FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                                      STARTING       PERCENT OF
INVESTMENT MANAGER                                    DATE           PORTFOLIO
-----------------------------------------             ----------     ----------

The Patterson Capital Corporation                     12/22/88            100%

--------------------------------------------------------------------------------

DIVERSIFIED EQUITY PORTFOLIO
-------------------------------------------------------------------------------
                                                      STARTING       PERCENT OF
INVESTMENT MANAGER                                    DATE           PORTFOLIO
-----------------------------------------             ----------     ----------

Cambiar Investors, Inc.                               10/20/88            50%
Investment Research Company                           12/01/93            50%

--------------------------------------------------------------------------------

BALANCED PORTFOLIO
-------------------------------------------------------------------------------
                                                      STARTING       PERCENT OF
INVESTMENT MANAGER                                    DATE           PORTFOLIO
-----------------------------------------             ----------     ----------

Avatar Investors Associates Corporation               10/20/88            20%
Cambiar Investors, Inc.                               12/01/93            50%
Western Asset Management Company                      07/01/95            30%

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:

FULL MATURITY FIXED INCOME PORTFOLIO

Western Asset Management Company (manages 50% of the Portfolio)


During the fiscal year ended June 30, 1997, the total return of the Full Maturity Fixed Income Portfolio, net of all fees and expenses, was 8.09%, compared to the Lehman Brothers Aggregate Bond Index ("LB Aggregate Index"), which had a total return of 8.14% for the same period. The gross return of the segment of the Portfolio managed by Western Asset Management Company ("WAMCO") was 9.36%. The principal factors which affected performance during the fiscal year are discussed below.

The past year was characterized by relatively volatile interest rates which ended the period somewhat lower than they began, a reasonably robust economy, and a significant decline in measured inflation. Investors' concerns were centered mainly around the strength of the economy, in the belief that excessive growth would eventually generate rising inflation pressures. Perhaps the most significant event of the past year was the surprising conclusion to the growth/inflation drama: even as growth accelerated, inflation continue to fall, reaching levels we have not seen since the 1950s.

For the 12-month period ending June 30, 1997, the Portfolio outperformed its benchmark, with a total return of 9.36% vs. 8.14% for the Lehman Aggregate Index. These results were achieved through a variety of successful strategies. Performance was positively impacted by the fact that the Portfolio held a long duration posture throughout the period and interest rates fell on balance. WAMCO felt that inflation fundamentals were solid, and that the secular disinflation observed over the course of the current business cycle was likely to continue. This created an environment conducive to a gradual decline in interest rates, which appeared high relative to prospective inflation. Indeed, inflation in the first half of 1997 fell to levels not seen since the 1950s,
when bonds yielded 4% and mortgages were available at 5%.   Consistent with
WAMCO's desire to avoid excessive risk, the Portfolio's duration ranged from 110% to 120% of its benchmark duration.

Yield curve positioning also contributed to results, as yield curve exposure successfully anticipated all three major shifts in the shape of the yield curve. The yield curve steepened throughout the summer and into early fall of 1996 as the economy weakened, and this benefitted the Portfolio's bullet exposure to maturities. By November, the manager had reversed course and adopted a barbell exposure to maturities, which benefitted as the economy strengthened and the yield curve flattened. The second quarter of 1997 saw a replay of the first period, as a slowing economy led to a steeper curve and this benefitted the Portfolio's emphasis on intermediate maturities.

Mortgage overweighting throughout the past year was a positive contributor to performance as well, as mortgages outperformed all other sectors. Emphasis within the mortgage sector was focused on lower coupon issues, seasoned issues and commercial mortgage-backed securities, as all of these were less likely than others to suffer from prepayment risk in a declining interest rate environment. Moderate corporate overexposure throughout the past year also added to returns, particularly the manager's emphasis on the lower end of the investment quality scale where returns generally exceeded market returns. Corporate exposure was overweighted on average throughout the period, but relatively light compared to the managers' historical preference for the sector. The decision to minimize corporate exposure was driven by the historically low level of spreads available, and by the manager's determination that the economy was likely to be somewhat weaker on balance than the market seemed to be expecting. Lately, disinflation trends have continued to the point where deflation risks are beginning to surface, and this could pose problems for corporate earnings going forward.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:

FULL MATURITY FIXED INCOME PORTFOLIO

Firstar Investment Research & Management Company, LLC (manages 50% of the Portfolio)

During the fiscal year ended June 30, 1997, the total return of the Full Maturity Fixed Income Portfolio, net of all fees and expenses, was 8.09% compared to the Lehman Brothers Aggregate Bond Index (LB Aggregate Index) which had a total return of 8.14% for the same period. The gross return of the segment of the Portfolio, managed by Firstar Investment Research & Management Company, LLC ("FIRMCO") was 3.28% for the first six months 1997. FIRMCO began managing the Full Maturity Portfolio in December, 1996. The principal factors which affected performance during this period are discussed below.

FIRMCO seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Aggregate Bond Index ("the Benchmark"), before expenses. The Benchmark is a widely accepted composite of securities representing the bond market in its entirety.

In order to achieve this objective, FIRMCO must first match the performance of the Benchmark. They do this by keeping the assets of the Portfolio "DURATION NEUTRAL" to the assets of the Benchmark, whereas many fixed income managers lengthen (shorten) a portfolio's average maturity or duration when they expect interest rates to decline (rise), FIRMCO does not. Regardless of their interest rate forecast, FIRMCO holds the duration of the Portfolio equivalent to that of the Benchmark. This ensures that the Portfolio has the same sensitivity to changes in interest rates as the Benchmark. They have found that even professional fixed income managers cannot consistently, over long periods of time, add value to portfolios by implementing interest rate forecasts as duration bets.

FIRMCO tracks the performance of the Benchmark, then focuses on adding value in the Portfolio using three broad-based investment decision strategies:

YIELD CURVE POSITIONING
Selecting the "maturity mix" of securities in the Portfolio which may overweight or underweight certain maturity segments versus their Benchmark weightings.
This is done while maintaining the overall portfolio duration equivalent to that of its Benchmark.

SECTOR ALLOCATION
Selecting sectors of the bond market to overweight or underweight in the Portfolio versus the Benchmark weightings. The various sectors include U.S. Treasury, U.S. Government Agency, Mortgage-Backed Securities, Asset-Backed Securities, Cash Equivalents, and various corporate sectors such as:
Industrials, Utilities, Finance, and International.

ISSUE SELECTION
Selecting securities for the Portfolio is the "basic building block" of all of our added value work. Every security that is evaluated for purchase in the Portfolio is thoroughly researched and tested. With just 43 securities in the Portfolio, (compared to the Benchmark which has over 6,000), FIRMCO is very opinionated about each and every security that they choose to buy and hold.

Duration is a mathematical measure of a bond or bond portfolio's potential sensitivity to changes in interest rates. It is similar to "average maturity" in that it is a measure in years, but it is more precise. Whereas a bond's average maturity takes into account only its final principal cash flow, duration takes into account a bond's periodic coupon payments and it's principal cash flow, weighting each of these by the time until their receipt.

FIRMCO has been an investment manager for a portion of the Portfolio since December 1996. During the last six months, ON THE PORTION OF THE PORTFOLIO THAT FIRMCO MANAGES, THE PORTFOLIO HAD A GROSS RETURN OF +3.28% VERSUS THE BENCHMARK RETURN OF +3.09%. During this time, yields on U.S. Treasury Bonds and Notes increased slightly. For example, the 10 year U.S. Treasury Note yielded 6.4% on 12/31/96 and yielded 6.5% on 6/30/97. Thus, the Benchmark's total return of +3.09% consists mostly of coupon income for half a year, partially offset by a modest amount of price depreciation due to the slight rise in interest rates.

The Portfolio's duration is the single most significant determinant of its total return. In attempting to achieve its objective, the Portfolio may invest in securities with very long remaining maturities, (30 years or longer), in addition to shorter bonds and notes. As of June 30, 1997, the FIRMCO-managed portion of this Portfolio has an overall AVERAGE PORTFOLIO MATURITY OF 10.2 YEARS, and a DURATION OF 4.6 YEARS. This duration is equivalent to that of the Lehman Brothers Aggregate Bond Index.

In the FIRMCO-managed portion of the Portfolio, they track the return of the Benchmark and added 19 basis points of incremental value, before Portfolio expenses. FIRMCO attributes this added value to successful implementation of our three broad investment strategies: yield curve positioning, sector allocation, and issue selection.

YIELD CURVE POSITIONING: In terms of the Portfolio's maturity structure, FIRMCO UNDER-weighted bonds with two years and less remaining to maturity. This strategy has worked well, during the past six months, as shorter maturities underperformed longer maturities on a relative basis. This performance advantage was somewhat offset by the Portfolio's OVERweighted position in assets with three-to-four year maturities which also suffered from being on the short end of the yield curve. Positive performance was also attributable to the Portfolio's holdings in the 15-20 year maturity area. This sector performed particularly well during the last six months. Overall, we believe the portfolio maturity structure will continue to generate a modest performance benefit for the balance of 1997.

SECTOR ALLOCATION: The Portfolio is over-weighted in several sectors: Within the asset-backed sector, we utilize securities backed by credit card receivables and auto loan receivables as a substitute for other non-U.S. Treasury securities. The asset-backed securities that we own tend to be very highly rated (Aaa/AAA), and very liquid. FIRMCO believes they have contributed favorably to the Portfolio's performance. Other sectors that have helped the Portfolio are finance, banking, and brokerage issues, international securities (all are denominated in U.S. dollars), and mortgage-backed securities. GIVEN THE HEALTHY U.S. ECONOMIC OUTLOOK, WE ANTICIPATE THAT OUR NON-TREASURY HOLDINGS WILL CONTINUE TO ADD VALUE TO THE PORTFOLIO.

IN TERMS OF QUALITY, TWO-THIRDS OF THE PORTFOLIO IS INVESTED IN OBLIGATIONS RATED "AAA" OR HIGHER. These obligations are primarily composed of U.S. Treasury bonds, agency mortgage-backed obligations and asset-backed securities. While the majority of the assets are of the highest quality, the Portfolio has significant exposure to "A" and "Baa" rated securities. These investment-grade bonds contributed favorably to the Portfolio's outperformance during the last six months.

Since beginning their work on behalf of the AHA Full Maturity Portfolio in December of 1996, FIRMCO has adhered to the same investment management discipline. They have been managing fixed income portfolios using this approach for more than eleven years. THE HALLMARK OF THEIR APPROACH HAS BEEN CONSISTENT PERFORMANCE IN ALL MARKET ENVIRONMENTS. FIRMCO'S goal is to continue to deliver consistent performance.

COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN THE FULL MATURITY FIXED
  INCOME PORTFOLIO AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX FOR THE YEARS
                                   ENDED JUNE 30,


         Average Annual Total Return
         1 Year              8.09%
         Since Inception     7.73%

AHA FULL MATURITY PORTFOLIO

         Full Maturity   LB Aggregate
Qtr          Value           Value
---          -----           -----
1988       $100,000        $100,000
1989       $108,602        $110,010
1990       $113,624        $118,641
1991       $122,561        $131,321
1992       $139,302        $149,778
1993       $155,986        $167,442
1994       $153,756        $165,249
1995       $170,647        $185,987
1996       $176,763        $195,313
1997       $191,072        $211,220


                                [GRAPH]

INCEPTION DATE FOR THE FULL MATURITY FIXED INCOME PORTFOLIO WAS OCTOBER 20,
1988.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:

LIMITED MATURITY FIXED INCOME PORTFOLIO

The Patterson Capital Corporation (manages 100% of the Portfolio)

During the fiscal year ended June 30, 1997, the total return of the Limited Maturity Fixed Income Portfolio, net of all fees and expenses, was 6.03% compared to 90-Day U.S. Treasury Bills, which had a total return of 5.06% and the Lehman Brothers 1-3 Year Government bond Index, which had a total return of 6.58% for the same period. The gross return of the Portfolio, managed by The Patterson Capital Corporation ("Patterson) was 6.72%. The principal factors which affected performance during the fiscal year are discussed below.

The twelve-month period has been marked by a multitude of economic and global cross currents and very low volatility. Interest rates have remained quite stable due to minimal activity by the Federal Reserve in adjusting short-term interest rates. During this period of time, the AHA Limited Maturity Portfolio managed by Patterson Capital Corporation has posted positive gross returns in excess of its stated Benchmark.

On the economic front, continued growth (5.9% in 1Q '97) has been met with benign inflation as measured by the Consumer Price Index and Producer Price Index. Despite the positive coupling of healthy growth and low inflation, there remain a few areas of concern. The unemployment rate is currently at only 4.8%, and low unemployment has historically given way to wage and price pressures, which eventually led to a pick up in inflation. Other measures of economic strength, too, suggest that the economy is robust. As evidence, the stock market continues to soar well beyond most expectations.

Interest rates have been more stable over the last year than in the prior several years. While 1994 and 1995 were characterized by numerous rate adjustments by the Federal Reserve, only once in the last twelve months did the Fed change rates. In March of 1997, the Fed Funds rate was raised from 5.25% to 5.50%. With the Fed virtually on hold, yields had little impetus to trend either up or down. On 6/30/96, 90-day T-bills yielded 5.15%, 2-year Treasuries yielded 6.11% and 5-year Treasuries yielded 6.46%. One year later, those levels stood at 5.17%, 6.06% and 6.37%, respectively. Also helping to keep a lid on interest rates has been the explosive growth over the last few years of foreign participation in the U.S. bond market. Without this support, interest rates would certainly be higher.

In this sort of environment, taking any maturity/duration risk would not have been rewarded. We, therefore, moved maturities only slightly during the last twelve months. The one exception to this approach was in December of 1996, when Patterson Capital became the sole fixed income manager for the AHA Limited Maturity Fund. At that time, we received an additional $69 MM in assets whose maturities were considerably longer than we felt was prudent at the time. Therefore, we reduced the interest rate risk of the Portfolio by swapping the longer dated securities for shorter maturity securities. This had a positive effect on the Portfolio's performance, as longer maturities underperformed shorter maturities over the next several months.

In terms of the maturity structure of the Portfolio, maturities were kept primarily in the 1-3 year range, with the overall weighted average maturity of the entire portfolio at approximately 2-years. This is the maturity of the Benchmark (2-year Treasury) for the Patterson segment of the Portfolio. In order to maintain this maturity range, we employed a continual process of extending maturities that shortened to under one year. This process of

"rolling" short maturities benefitted the Portfolio in that over the course of the year, an additional 40-50 basis points in yield was available in 5-year maturities as compared to 1-year maturities.

Without relying on maturity/duration to enhance the Portfolio's return, we instead focussed on adding yield product and on keeping the Portfolio's coupon income high. Over the last year, we have maintained a 35-40% position in a combination of corporates, government agencies, asset backed securities and mortgages. While these securities are trading at the thinnest yield advantage to Treasuries in recent years, they continue to outperform. Corporate yield spreads began to widen at the end of the first quarter of 1997. We, therefore, discontinued new purchases in this sector until spreads began to stabilize in the second quarter. A small percentage of high coupon mortgage securities, which were inherited in December 1996, were held during the first few months of 1996 as mortgages were outperforming Treasuries. Ultimately they were sold very near the high prices of the year. Lastly, we avoided some spread widening in the asset-backed sector by selling our holdings of a Banc One security (another inherited asset), just prior to its being downgraded.

All of the above strategies were employed with the use of domestic, investment grade securities, thereby keeping the quality and liquidity of the Portfolio extremely high. We expect that the corporate sector of the fixed income market will continue to perform well, as stock valuations continue to climb.

COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN THE LIMITED MATURITY
 FIXED INCOME PORTFOLIO, 90 DAY T-BILLS AND LEHMAN BROTHERS 1-3 YEAR GOVERNMENT
                BOND INDEX FOR THE YEARS ENDED JUNE 30,

         Average Annual Total Return
         1 Year               6.03%
         Since Inception      6.43%

AHA LIMITED MATURITY PORTFOLIO

Limited Maturity  90-Day T-Bills  LB Gov't 1-3 Year
Qtr         Value         Value        Value
---         -----         -----        -----
1988       $100,000      $100,000     $100,000
1989       $105,014      $104,515     $106,346
1990       $111,860      $112,875     $115,243
1991       $121,362      $120,518     $127,050
1992       $134,059      $125,978     $140,173
1993       $141,425      $129,889     $149,344
1994       $143,031      $134,334     $151,614
1995       $153,312      $141,602     $163,238
1996       $160,454      $148,911     $172,183
1997       $170,125      $156,441     $183,507

                                [GRAPH]

INCEPTION DATE FOR THE LIMITED MATURITY FIXED INCOME PORTFOLIO WAS DECEMBER 22, 1988.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:

DIVERSIFIED EQUITY PORTFOLIO

INVESTMENT RESEARCH COMPANY (MANAGES 50% OF THE PORTFOLIO)

During the fiscal year ended June 30, 1997, the total return of the Diversified Equity Portfolio, net of all fees and expenses, was 32.97%, compared to the S&P 500 Stock Index, which had a total return of 34.68% for the same period. The gross return of the segment of the Portfolio, managed by Investment Research Company ("IRC"), was 32.34% The principal factors which affected the performance during the fiscal year are discussed below.

As a disciplined fundamental manager, IRC's failure to keep pace with the market is attributable to the continued stellar performance of growth stocks. As an indication of the market's recent clear preference for growth stocks, the recent twelve month return for the S&P/BARRA Growth index was 38.34% while the S&P/BARRA Value index lagged behind at 30.81%. While clearly a difficult market for value managers, the clustering of superior returns among a relatively small set of growth stocks has made this a difficult market for growth managers as well.

IRC's investment process, while biased toward the value style of investing, did over the course of the last 12 months capture more of the dominant growth and large capitalization trends in the market with successive rebalancings of the AHA Diversified Equity Portfolio, as evidenced by the changes in the Portfolio's underlying characteristics. From June 30, 1996 to June 30, 1997, the 5 year earnings growth rate of the Portfolio rose from 7.3% to 14.3%, in comparison with an increase from 8.3% to 13.4% for the capitalization-weighted S&P 500. During this period, the weighted average market capitalization of the Portfolio climbed from $25.3 billion to $43.8 billion (a 73% increase) whereas, the capitalization weighted S&P 500 rose from $34.0 billion to $51.2 billion (a 47% increase).

While the Portfolio captured more of the stronger growth and large capitalization factor trends in the market over the past year, it nevertheless remained value-biased, as measured in part by its price/earnings ratio. At the end of June, 1996, the price/earnings ratio of the Portfolio was 17.0 in comparison with 19.7 for the capitalization weighted S&P 500 at 22.7. While remaining fully invested, IRC continued to avoid those growth stocks selling at inflated premiums relative to their industry cohorts, as an integral component of IRC's strategy to control the risk of significant under-performance in the event of a market downturn.

IRC's approach to valuation and portfolio management centers around diversified positions in stable, fundamentally attractive securities. Portfolios are kept as fully invested as practicable and the economic sector weights of all portfolios closely reflect the weights of the benchmark index. Typically, performance will be strongest when investors link securities' prices to underlying fundamentals. Over this past year, the return on the Portfolio, gross of fees, exceeded the return of the S&P 500 in 7 of the 12 months. The two months of greatest underperformance were experienced in November, 1996 and May, 1997, during which the market experienced some of its most explosive growth.

It is worthwhile to note the extreme asymmetry of stock performance. During the last year, nearly 300 of the S&P500's constituents lagged the index return by more than 5.0% while only 155 outperformed the index by 5.0% or more. To further demonstrate the narrowness of this market, failure to own just thirty specific S&P 500 stocks (including Microsoft, GE, Intel,

Coca-Cola) would have cost over 10% in portfolio returns during the last twelve months. The extraordinary performance of a small group of very large capitalization growth stocks is a double whammy for IRC since fundamentally attractive stocks are being neglected and portfolio diversification provided less of a cushion than would be expected in a broader market move.

It is interesting to note that BARRA's (a quantitative investment consulting firm) sophisticated 68 factor performance attribution system has had little to offer in the way of explanation of recent performance. Among the thirteen BARRA fundamental factors, only the volatility factor has a return appreciably different than zero over the past twelve months. This factor's solidly negative return would tell us that, all things being equal, higher volatility companies have not done as well as low volatility companies on a risk adjusted basis. We can confirm this result by looking at the return to risk profiles of the two S&P/BARRA indexes. The Growth Index returned 38% with an annual volatility of 17% while the Value Index earned 31% with an annual volatility of only 13%. So we see that while Growth investors appear to be having their day in the sun, Value investors are achieving excellent returns with much lower levels of risk.

We watch the soaring multiples on large capitalization growth stocks, IRC remains more committed than ever to our objective of long term capital growth through well diversified, disciplined fundamental investing.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:

DIVERSIFIED EQUITY PORTFOLIO

CAMBIAR INVESTORS, INC. (MANAGES 50% OF THE PORTFOLIO)

During the fiscal year ended June 30, 1997, the total return of the Diversified Equity Portfolio, net of all fees and expenses, was 32.97%, compared to the S&P 500 Stock Index, which had a total return of 34.68% for the same period. The gross return for the segment of the Portfolio, managed by Cambiar Investors, Inc. ("Cambiar") was 35.27% . The principal factors which affected performance during the fiscal year are discussed below.

The economic backdrop, although frequently giving mixed readings, has generally provided a positive environment for stocks. With the exception of a close-to 10% correction in mid-April related to concerns that the Federal Reserve might raise interest rates due to the possibility of an overheating economy, market indices have continued to advance strongly. Presently, inflation trends seem to be moderate and the threat of increased interest rates has abated - at least temporarily. Subdued inflation, low interest rates, and healthy economic fundamentals have contributed to continued strong overall corporate earnings.

Cambiar will continue the practice of building portfolios company-by-company. They believe this methodology allows them to maintain their focus on valuation and protects their investments on the downside when overall market conditions and expectations become inflated. Cambiar screens for attractively valued stocks based on the following characteristics: low relative price/earnings, price/book, price/sales, and price/cash flow ratios.
 Cambiar investment analysts following specific industries evaluate the stocks, looking for internal improvements or strategic developments which will trigger, in their opinion, above average price appreciation. The portfolios are not restricted by capitalization, although they generally fall into the medium-to-large capitalization range. Portfolios tend to hold 30 to 40 stocks.

Cambiar attempts to minimize risk by purchasing stocks at the lower end of their relative valuation range. They also use a multifaceted sell discipline. Stocks become candidates for sale if price appreciation results in overweighing or a target price based on relative valuation has been reached. In addition, if the positive developments they were looking for fail to develop, and they see no potential improvement on the near horizon, the stock will be sold.

The stocks in the Portfolio participated nicely with the general market appreciation, but in addition, more than 25% of the Portfolio holdings saw price appreciation in the fiscal year in excess of 50%. The relative outperformance was not in any particular industry but fits the pattern of looking for undervalued stocks with an unrecognized catalyst that Cambiar has used for years. Two of the best performing names this year were IBM and Owens-Illinois Corporation.

IBM is the largest supplier of advanced information processing technology in the world and had traditionally been known for its powerful mainframe computer technology. When information processing technology evolved more toward the personal computer and networking systems, IBM was left unprepared. The Company found itself bloated with the prospect of slowing sales in its primary mainframe product line. The Company has spent the past two years restructuring - primarily through an increased focus on sales of software and services and through cost reduction. When IBM was purchased for the AHA Portfolio, the stock was selling at less than 10 times 1996 estimated earnings with double digit earnings growth anticipated for the next few years.

In addition, the Company was generating significant free cash flow which is being used in a stock repurchase program in which shares outstanding are actually declining (versus offsetting stock options granted). The shares appreciated 82% during the fiscal year.

Owens-Illinois is a slightly different story in that the Company's operations were not the major issue, but a potential legal liability related to asbestos. Owens-Illinois is one of the dominant glass and plastic container manufacturers in the world. Cambiar saw an opportunity when the investment community perceived the asbestos liability risk as overwhelming when in actuality, the Company had largely quantified their exposure and had taken significant reserves. In addition, the operating trends were accelerating so that stronger earnings growth was visible. Shares were purchased at approximately $12/share - around a 10 times earnings multiple and a 30% discount to other container companies. The stock now trades in the low $30/share area.

Another interesting situation that fund shareholders are participating in - and one that is becoming more frequent for shareholders today - is the proxy contest waged by opposing potential management slates at The Student Loan Marketing Corporation (Sallie Mae). As a result of a proxy battle two years ago, the initial 1997 proxy solicitation was extremely unfriendly to shareholders, calling for super-majority voting, loss of cumulative voting, a staggered board and no opportunity to vote separately on the issue of Sallie Mae's privatization from government enterprise status and the reorganized Company Board of Directors make-up. Although the final outcome of the Board make-up and Company direction has not been finalized, shareholders, including the AHA portfolio vote, were active in defeating unfriendly provisions which could entrench management, and in pushing for alternatives which appear to be positive no matter what the final proxy outcome. The share price has positively reflected these activities as well.

Although it was difficult to find many disappointments this year, the theme that was most prominent in underperforming stocks was either disappointing earnings (usually for more than one quarter) or a lackluster earnings growth picture. Pharmacia Upjohn and Ryan's Family Steakhouse fit these criteria respectively. The stocks both are solid holdings from a valuation perspective, but the investment thesis in both cases is changing and we are re-evaluating whether a catalyst for appreciation still exists.

Going forward into fiscal 1998, Cambiar intends to use the same, time-proven stock selection methodology used in years past. They believe our bottoms-up selection process works well in various market conditions over longer periods of time. They anticipate no change in investment strategy or style and focus our efforts on continuing to provide superior results going forward.

COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN THE DIVERSIFIED EQUITY
     PORTFOLIO AND THE S&P 500 STOCK INDEX FOR THE YEARS ENDED JUNE 30,

         Average Annual Total Return
         1 Year               32.97%
         Since Inception      15.61%

AHA DIVERSIFIED EQUITY PORTFOLIO

        Diversified     S&P 500
Qtr        Value        Return
---        -----        ------
1988      $100,000    $100,000
1989      $114,455    $117,967
1990      $123,340    $137,325
1991      $127,334    $147,445
1992      $146,610    $167,384
1993      $167,830    $190,174
1994      $174,894    $192,732
1995      $210,071    $242,974
1996      $265,563    $306,332
1997      $353,123    $412,566

                                [GRAPH]

INCEPTION DATE FOR THE DIVERSIFIED EQUITY PORTFOLIO WAS OCTOBER 20, 1988.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:

BALANCED PORTFOLIO

AVATAR INVESTORS ASSOCIATES CORP. (MANAGES 20% OF THE PORTFOLIO)

During the fiscal year ended June 30, 1997, the total return of the Balanced Portfolio, net of all fees and expenses, was 23.23%, compared to a total return for the same period of 21.41% for a mix of 50% Lehman Brothers Aggregate Bond Index and 50% S&P 500 Stock Index. The gross return of the segment of the Portfolio, managed by Avatar Investors Associates Corp. ("Avatar") was 15.59% compared to S&P 500 Stock Index which had a total return of 34.68% for the same period. The principal factors which affected performance during the fiscal year are discussed below.

As the above numbers demonstrate, it was a difficult year for any defensive style to post superior returns given both the magnitude of the gains (particularly in the most recent quarter) and the capitalization bias associated with those gains. As an asset allocator, Avatar's exposure to the market had the greatest impact on performance. What follows is a review of the asset allocation moves made over the past twelve months, and the reasons behind these moves.

Avatar began the fiscal year (June 1996) at about 70% invested in equities. The rise in interest rates and the deterioration of the market's momentum during last summer's correction caused them to reduce exposure to about 50% by the end of July. This move helped ease the pain of the correction which caused some more aggressive investment styles to lose over 20% of their value. As market momentum improved in August, Avatar began moving back into the market. During the latter part of 1996, bond yields broke through the low side of their trading range due to a moderation in wage pressures. As the consensus view toward the Fed shifted back to a "hold" policy and the Dow broke through 6000, Avatar continued to move up in exposure. Avatar ended 1996 positioned to take advantage of an upward trending market at 80% equities. In late February this year, signs of continued economic strength pushed long-term interest rates higher. This raised the possibility of a hike in the Fed Funds rate. Strong employment growth and wage gains Avatar reported in early March provided the catalyst for the Fed policy shift to higher rates later in the month. Avatar gradually reduced equity exposure and by early April 50% invested. The market experienced a near-ten percent correction during March and into April as it digested the prospects for higher interest rates. The correction turned out to be limited in magnitude and short in duration and the market rallied 19% through the end of the fiscal year. One of the key factors responsible was the decline in long-term interest rates due to rising unemployment claims, slowing retail and auto sales, and benign inflation reports. As our research closely tracks long-term rates, the decline, coupled with positive market momentum conditions (most notably improving market breadth), caused us to re-commit much of the cash back into equities. Avatar ended the fiscal year at 70% invested.

The other piece of the performance equation is clearly stock selection, where our results Avatar a bit better than the overall portfolio's. Dramatic sector rotations have been characteristic of the market over the last year, making it difficult to emphasize the right sectors in a consistent fashion. Nonetheless, Avatar saw some benefits from our traditional emphasis on the larger cap segment of the market. Avatar always had a need to be positioned in these stocks due to the requirement that stocks be liquid enough to allow asset allocation moves to be implemented in an expeditious manner. The greatest benefit to Avatar's portfolios over the 12 month period was the above-market weights in key areas of the energy and technology sectors. Oil and gas drilling stocks and semiconductor stocks topped the list of performers over the period, and Avatar heavily weighted these two throughout the year. There was no particular industry group that hurt us over the year. In fact, the equity only under-performance can be most directly tied to an under-representation in large cap stocks relative to the S&P. Most small-to-mid cap stocks simply never had a chance. Though, their bias is toward larger cap issues, Avatar also have a consistent need for diversification (among not only industries, but also along the cap spectrum).
 Therefore, most diversified management styles will have difficulty over any period that sees performance generated from a very narrow segment of the market.

On a more macro level, Avatar's style tends to under-perform bull market periods and sees its best relative performance during bear market periods. Over the four full market cycles during which Avatar has been managing assets, their performance has exceeded the S&P 500's with less risk.
Needless to say, Avatar are in the midst of one of the greatest bull markets of all time, and one should expect to see a lag in performance versus the S&P
500. This has been an unprecedented period of time for the stock market, not only regarding the performance, but the risk (standard deviation) associated with this performance. Historically the market has returned about 10% with a nearly 20% standard deviation. In the last five years, however, Avatar had close to a mirror image of this, 50% more returns with less than half the standard deviation.

In sum, long-term investment plans chose Avatar Associates for their ability to participate in rising markets and preserve capital in market declines. Clearly the key to their long-term success is loss limitation in falling markets. In this current bull market, declines of any type have been rare. As Avatar inevitably returns to more normal levels of market volatility, their disciplined asset allocation style will bring added benefits to the long-term investment plan.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:

BALANCED PORTFOLIO

WESTERN ASSET MANAGEMENT COMPANY (MANAGES 30% OF THE PORTFOLIO)

During the fiscal year ended June 30, 1997, the total return, net of all fees and expenses, of the Balanced Portfolio was 23.23%, compared to 21.41% for a mix of 50% Lehman Brothers Aggregate Bond Index ("LB Aggregate Index") and 50% S&P 500 Stock Index. The gross return for the segment of the Portfolio, managed by WAMCO was 8.72%, compared to the LB Aggregate Index , which had a total return of 8.14% for the same period. The principal factors which affected performance during the fiscal year are discussed below. WAMCO manages the fixed income portion of the Balanced Portfolio.

The past year was characterized by relatively volatile interest rates which ended the period somewhat lower than they began, a reasonably robust economy, and a significant decline in measured inflation. Investors' concerns were centered mainly around the strength of the economy, in the belief that excessive growth would eventually generate rising inflation pressures. Perhaps the most significant event of the past year was the surprising conclusion to the growth/inflation drama. Even as growth accelerated, inflation continue to fall, reaching levels we have not seen since the 1950s.

For the 12-month period ending June 30, 1997, the Portfolio outperformed its benchmark, with a total return of 8.72% vs. 8.14% for the Lehman Aggregate Bond Index. These results were achieved through a variety of successful strategies. Performance was positively impacted by the fact that the portfolio held a long duration posture throughout the period and interest rates fell on balance. The manager felt that inflation fundamentals were solid, and that the secular disinflation observed over the course of the current business cycle was likely to continue. This created an environment conducive to a gradual decline in interest rates, which appeared high relative to prospective inflation. Indeed, inflation in the first half of 1997 fell to levels not seen since the 1950s,
when bonds yielded 4% and mortgages were available at 5%.   Consistent with the
manager's desire to avoid excessive risk, the Portfolio's duration ranged from 110% to 120% of its benchmark duration.

Yield curve positioning also contributed to results, as yield curve exposure successfully anticipated all three major shifts in the shape of the yield curve. The yield curve steepened throughout the summer and into early fall of 1996 as the economy weakened, and this benefitted the Portfolio's bullet exposure to maturities. By November, the manager had reversed course and adopted a barbell exposure to maturities, which benefitted as the economy strengthened and the yield curve flattened. The second quarter of 1997 saw a replay of the first period, as a slowing economy led to a steeper curve and this benefitted the Portfolio's emphasis on intermediate maturities.

Mortgage overweighting throughout the past year was a positive contributor to performance as well, as mortgages outperformed all other sectors. Emphasis within the mortgage sector was focused on lower coupon issues, seasoned issues and commercial mortgage-backed securities, as all of these were less likely than others to suffer from prepayment risk in a declining interest rate environment. Moderate corporate overexposure throughout the past year also added to returns, particularly the manager's emphasis on the lower end of the investment quality scale where returns generally exceeded market returns. Corporate exposure was overweighted on average throughout the period, but relatively light compared to the managers' historical preference for the sector. The decision to minimize corporate exposure was driven by the historically low level of spreads available, and by the manager's determination that the economy was likely to be somewhat weaker on balance than the market seemed to be expecting. Lately, disinflation trends have continued to the point where deflation risks are beginning to surface, and this could pose problems for corporate earnings going forward.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:

BALANCED PORTFOLIO

CAMBIAR INVESTORS, INC. (MANAGES 50% OF THE PORTFOLIO)

During the fiscal year ended June 30, 1997, the total return of the Balanced Portfolio, net of all fees and expenses, was 23.23%, compared to a total return for the same period of 21.41% for a mix of 50% Lehman Brothers Aggregate Bond Index and 50% S&P 500 Stock Index. The gross return for the segment of the Portfolio, managed by Cambiar's was 34.98%, compared to the S&P 500 Stock Index of 34.68% for the same period. The principal factors which affected performance are discussed below. Cambiar manages only equity securities and accounts for 50% of the Balanced Portfolio.

The economic backdrop, although frequently giving mixed readings, has generally provided a positive environment for stocks. With the exception of a close-to 10% correction in mid-April related to concerns that the Federal Reserve might raise interest rates due to the possibility of an overheating economy, market indices have continued to advance strongly. Presently, inflation trends seem to be moderate and the threat of increased interest rates has abated, at least temporarily. Subdued inflation, low interest rates, and healthy economic fundamentals have contributed to continued strong overall corporate earnings.

Cambiar will continue their practice of building portfolios company-by-company. They believe this methodology allows them to maintain focus on valuation and protects our investments on the downside when overall market conditions and expectations become inflated. Cambiar screens for attractively valued stocks based on the following characteristics: low relative price/earnings, price/book, price/sales, and price/cash flow ratios.
 Cambiar investment analysts following specific industries evaluate the stocks, looking for internal improvements or strategic developments which will trigger, in their opinion, above average price appreciation. The portfolios are not restricted by capitalization, although they generally fall into the medium-to-large capitalization range. Portfolios tend to hold 30 to 40 stocks.

Cambiar attempts to minimize risk by purchasing stocks at the lower end of their relative valuation range. They also use a multifaceted sell discipline. Stocks become candidates for sale if price appreciation results in overweighing or a target price based on relative valuation has been reached. In addition, if the positive developments they were looking for fail to develop, and they see no potential improvement on the near horizon, the stock will be sold.

The stocks in the Portfolio participated nicely with the general market appreciation, but in addition, more than 25% of the portfolio holdings saw price appreciation in the fiscal year in excess of 50%. The relative outperformance was not in any particular industry but fits the pattern of looking for undervalued stocks with an unrecognized catalyst that Cambiar has used for years. Two of the best performing names this year were IBM and Owens-Illinois Corporation.

IBM is the largest supplier of advanced information processing technology in the world and had traditionally been known for its powerful mainframe computer technology. When information processing technology evolved more toward the personal computer and networking systems, IBM was left unprepared. The Company found itself bloated with the prospect of slowing sales in its primary mainframe product line. The Company has spent the past two years restructuring - primarily through an increased focus on sales of software and services and through cost reduction. When IBM was purchased for the AHA Portfolio, the stock was selling at less than 10 times 1996 estimated earnings with double digit earnings growth anticipated for the next few years. In addition, the Company was generating significant free cash flow which is being used in a stock repurchase program in which shares outstanding are actually declining (versus offsetting stock options granted). The shares appreciated 82% during the fiscal year.

Owens-Illinois is a slightly different story in that the Company's operations were not the major issue, but a potential legal liability related to asbestos. Owens-Illinois is one of the dominant glass and plastic container manufacturers in the world. Cambiar saw an opportunity when the investment community perceived the asbestos liability risk as overwhelming when in actuality, the Company had largely quantified their exposure and had taken significant reserves. In addition, the operating trends were accelerating so that stronger earnings growth was visible. Shares were purchased at approximately $12/share - around a 10 times earnings multiple and a 30% discount to other container companies. The stock now trades in the low $30/share area.

Another interesting situation that fund shareholders are participating in, and one that is becoming more frequent for shareholders today, is the proxy contest waged by opposing potential management slates at The Student Loan Marketing Corporation (Sallie Mae). As a result of a proxy battle two years ago, the initial 1997 proxy solicitation was extremely unfriendly to shareholders, calling for super-majority voting, loss of cumulative voting, a staggered board and no opportunity to vote separately on the issue of Sallie Mae's privatization from government enterprise status and the reorganized Company Board of Directors make-up. Although the final outcome of the Board make-up and Company direction has not been finalized, shareholders, including the AHA Portfolio vote, were active in defeating unfriendly provisions which could entrench management, and in pushing for alternatives which appear to be positive no matter what the final proxy outcome. The share price has positively reflected these activities as well.

Although difficult to find many disappointments this year, the theme that was most prominent in underperforming stocks was either disappointing earnings (usually for more than one quarter) or a lackluster earnings growth picture. Pharmacia Upjohn and Ryan's Family Steakhouse fit these criteria respectively. The stocks both are solid holdings from a valuation perspective, but the investment thesis in both cases is changing and we are re-evaluating whether a catalyst for appreciation still exists.

Going forward into fiscal 1998, Cambiar intends to use the same, time-proven stock selection methodology used in years past. They believe our bottoms-up selection process works well in various market conditions over longer periods of time. They anticipate no change in investment strategy or style and focus their efforts on continuing to provide superior results going forward.

COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN THE BALANCED PORTFOLIO,
       S&P 500 STOCK INDEX AND LEHMAN BROTHERS AGGREGATE BOND INDEX
                          FOR THE YEARS ENDED JUNE 30,

         Average Annual Total Return
         1 Year               23.23%
         Since Inception      12.07%

AHA BALANCED PORTFOLIO

         Balanced     S&P 500  LB Aggregate
Qtr        Value      Return      Value
---        -----      ------      -----
1988     $100,000    $100,000    $100,000
1989     $109,964    $117,967    $110,010
1990     $115,831    $137,325    $118,641
1991     $123,503    $147,445    $131,321
1992     $140,777    $167,384    $149,778
1993     $159,110    $190,174    $167,442
1994     $159,569    $192,732    $165,249
1995     $183,449    $242,974    $285,987
1996     $218,672    $306,332    $195,313
1997     $269,465    $412,566    $211,220

                                [GRAPH]

INCEPTION DATE FOR THE BALANCED PORTFOLIO WAS OCTOBER 20, 1988.